SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12


                               Astrosystems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Astrosystems, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:


[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:

                               ASTROSYSTEMS, INC.
                                 6 NEVADA DRIVE
                          LAKE SUCCESS, NEW YORK 11042

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 2, 1996

                              -------------------

To the Stockholders of
  ASTROSYSTEMS, INC.:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ASTROSYSTEMS, INC., a Delaware corporation (the "Company"), will be held at the Marriott Hotel at Nassau Coliseum, 101 James Doolittle Blvd., Uniondale, New York on Friday, February 2, 1996 at 10:00 A.M. for the following purposes:



        (1) To act upon a proposal to approve the adoption of a Plan of Complete Liquidation and Dissolution (the "Plan"). Approval of the adoption of the Plan shall also constitute approval of the sale of certain assets of the Company's Industrial Automation Division, as described in the accompanying Proxy Statement under the heading entitled "Disposition of Certain Assets-- Operating Divisions and Subsidiary."



        (2) To act upon a proposal to approve an Asset Purchase Agreement, dated as of January 11, 1996, among Cabot Court, Inc. ("Orbitsub"), a wholly-owned subsidiary of Orbit International Corp. ("International"), International, the Company and Behlman Electronics, Inc. ("Behlman"), a wholly-owned subsidiary of the Company, pursuant to which, subject to stockholder approval of the Plan, the Company will sell to Orbitsub certain assets relating to its Defense Electronics Division and Behlman will sell to Orbitsub certain of its assets.


        (3) To elect a board of five Directors.

        (4) To ratify the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending June 30, 1996.

        (5) To transact such other business as may properly come before the Meeting.

    Only stockholders of record at the close of business on December 5, 1995 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                         ELLIOT J. BERGMAN,
                                         Secretary


Lake Success, New York
January 12, 1996


 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, ATTN: CORPORATE SECRETARY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                               ASTROSYSTEMS, INC.
                                 6 NEVADA DRIVE
                          LAKE SUCCESS, NEW YORK 11042
                              -------------------
                                PROXY STATEMENT
                              -------------------


    This Proxy Statement is being mailed on or about January 12, 1996 to all stockholders of record of Astrosystems, Inc. (the "Company") at the close of business on December 5, 1995 (the "Meeting Record Date") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on February 2, 1996 or any adjournment thereof.


    All Proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the specifications made in such Proxies. In the absence of specified instructions, Proxies so received will be voted for the named nominees to the Company's Board of Directors (the "Board") and in favor of each of the other proposals indicated on the Proxy.

    The business to be conducted at the Meeting includes the approval of a Plan of Complete Liquidation and Dissolution of the Company (the "Plan"), a copy of which is attached as Exhibit A to this Proxy Statement. Pursuant to the Plan, the Company will sell such of its assets as are not to be distributed in kind to its stockholders and, subject to paying or providing for all claims, obligations and expenses of the Company, will be completely liquidated (i) by cash and in-kind distributions to stockholders pro rata and (ii) if required by the Plan or deemed necessary by the Board of Directors, by a final liquidating distribution of its then remaining assets to a liquidating trust established for the benefit of the then stockholders. The Board may, in its discretion, also distribute assets to any such liquidating trust, from time to time, as an interim distribution of assets. Should the Board determine that a liquidating trust is required by the Plan or is otherwise necessary, appropriate or desirable, approval of the Plan will constitute stockholder approval of the appointment by the Board of one or more liquidating trustees and the execution of a liquidating trust agreement with the trustees on such terms and conditions as the Board, in its absolute discretion, shall determine. In addition, approval of the Plan will constitute stockholder approval of any and all sales of assets of the Company approved by the Board or, if applicable, the trustees of any liquidating trust. See "Proposed Plan of Complete Liquidation and Dissolution" for a complete description of the Plan and "Asset Purchase Agreement" for a discussion of an agreement to sell certain assets with respect to which separate stockholder approval is being sought.


    A second proposal to be acted upon at the Meeting is the approval of an Asset Purchase Agreement, dated as of January 11, 1996 (the "Asset Purchase Agreement"), among Cabot Court, Inc. ("Orbitsub"), a wholly-owned subsidiary of Orbit International Corp. ("International"), International, the Company and Behlman Electronics, Inc. ("Behlman"), a wholly-owned subsidiary of the Company. A copy of the Asset Purchase Agreement is attached as Exhibit B to this Proxy Statement. Pursuant to the Asset Purchase Agreement, the Company will sell to Orbitsub certain assets relating to its Defense Electronics Division and Behlman will sell to Orbitsub certain of its assets. Approval of the Asset Purchase Agreement is contingent upon stockholder approval of the Plan. However, approval of the Plan is not contingent upon stockholder approval of the Asset Purchase Agreement. See "Asset Purchase Agreement."


    Except as described in this Proxy Statement, the Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment. A Proxy may be revoked at any time before being voted by written notice to such effect received by the Company at the address set forth above, attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by a vote cast in person at the Meeting. The

Company will pay the entire expense of soliciting Proxies, which solicitation primarily will be by use of the mails, but certain Directors, officers and employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram, without special compensation.


    The total number of shares of Common Stock of the Company outstanding and entitled to vote as of December 5, 1995 was 4,586,986. The shares of Common Stock are the only class of securities of the Company entitled to vote, each share being entitled to one noncumulative vote. A majority of the shares outstanding and entitled to vote as of December 5, 1995, or 2,293,494 shares, must be present at the Meeting in person or by Proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on December 5, 1995 will be entitled to vote. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will have no effect as Directors shall be elected by a plurality of the votes cast in favor. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of the votes cast on the proposals presented to stockholders. Since the approval of the proposed Plan and the approval of the Asset Purchase Agreement each requires the approval of a majority of the outstanding shares, abstentions will have the effect of a negative vote. Broker non-votes are not counted as present for purposes of determining whether a particular proposal has been approved. Accordingly, they will also have the effect of a negative vote with respect to the approval of the Plan and the approval of the Asset Purchase Agreement. Since the proposed ratification of the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending June 30, 1996 requires the approval of a majority of the shares present and entitled to vote at the Meeting, abstentions will have the effect of a negative vote while broker non-votes will have no effect.


    A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the Company's offices, 6 Nevada Drive, Lake Success, New York, for a period of ten days prior to the Meeting and will also be available at the Meeting. The Company's telephone number is (516) 328-1600.

             PROPOSED PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

GENERAL

    The Company is proposing a Plan of Complete Liquidation and Dissolution for approval by the stockholders at the Meeting. A copy of the Plan is attached as Exhibit A to this Proxy Statement. The material features of the Plan are summarized below; this summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan. STOCKHOLDERS ARE URGED TO READ THE PLAN IN ITS ENTIRETY.

BACKGROUND AND REASONS FOR THE PLAN; DIRECTORS' RECOMMENDATIONS

    In furtherance of the Company's objective to maximize values realized by its stockholders, the Board of Directors of the Company reviewed and considered the potential liquidation value of the Company in relation to the market trading value of its Common Stock as well as the Company's financial condition and results of its operations. It is the view of the Board that the Company's Common Stock historically has traded at a discount from the net value of the Company's assets. This view is based upon a comparison of the historical market value of the Company's Common Stock with the value of the Company's assets. In this connection, management, with the assistance of the Board, estimated the value of the Company's liquid assets as set forth below. In addition, management, with the assistance of the Board and the Company's financial advisor (see "Disposition of Certain Assets-Financial Advisor"), estimated the asset values of the Company's two operating divisions and of its wholly-owned subsidiary, Behlman, as discussed below.

    The value of the Company's liquid assets was estimated based on the Company's balance sheet as of September 30, 1995 as follows:

Cash and cash equivalents.....................................   $12,329,000
Marketable securities.........................................    11,678,000
Accounts receivable (net of reserve for doubtful accounts)....     2,468,000
U.S. Treasury Notes...........................................    11,924,000
                                                                 -----------
Total Liquid Assets...........................................   $38,399,000
                                                                 -----------
                                                                 -----------

    The estimated value of the Company's liquid assets of $38,399,000 was, therefore, approximately 88% of its total assets of $43,855,000 as of September 30, 1995.


    The balance of the Company's assets of approximately $5,456,000 are primarily associated with the Company's operating divisions and subsidiary (non-liquid and non-operating assets, consisting of prepaid expenses, long-term investments, goodwill and other assets, totaled approximately $1,405,000 as of September 30, 1995). In order to assist management and the Board in determining the value of the Company's Industrial Automation Division and Behlman operations, on February 15, 1995, OEM Capital Corp. ("OEM"), an investment banking firm, was retained as a financial advisor. On August 31, 1995, the Company retained OEM as a financial advisor in order to assist management and the Board in determining the value of its Defense Electronics Division. See "Disposition of Certain Assets-Financial Advisor." At the direction of the Company and Behlman, OEM undertook to determine the identity of third parties interested in acquiring any or all of the operations of the divisions and subsidiary and to estimate the sale values thereof based on asset values and other factors such as historical and estimated sales, earnings and market position. Following such action, at the request of the Company and Behlman, OEM managed a competitive bidding process with respect to the sale of such operations. Based upon such process, the Company determined that the aggregate of the purchase prices obtainable with regard to the divisions and subsidiary was not significantly in excess of the aggregate book value of their operating assets (approximately $4,051,000 as of September 30, 1995 with regard to inventory and fixed assets).


    As discussed under "Conflict of Interest of Certain Members of the Board of Directors," three members of the Board may be deemed to have a conflict of interest in recommending approval of the adoption of the Plan. Notwithstanding such fact, the Board did not find it necessary to obtain an independent fairness opinion with regard to the Plan or an appraisal of the Company's assets based upon the following factors: (i) approximately 88% of the Company's assets are liquid assets whose value is readily determinable; (ii) the competitive bidding process managed by OEM satisfactorily established, in the Board's view, the approximate value of the Company's operations; and (iii) the three Board members who may be deemed to have a conflict of interest in recommending approval of the Plan are also the three principal stockholders of the Company and, accordingly, have an interest in seeking the maximization of stockholder value.

    Prior to adopting the Plan, the Board explored various alternatives to the liquidation of the Company, including the possibility of the Company continuing its operations. Since its inception, the Company's primary business has been in defense electronics. The Company's revenues in this area have been declining since the fiscal year ended June 30, 1992 and, due to a continuing decline in defense budgets, severe price competition from low cost geographical areas and corporate consolidations, the prospects for the Company as a stand-alone defense business are not promising. In addition, high fixed overhead costs necessitated by defense contracts, coupled with a declining business base, have been tending to make the Company non-competitive. Although the prospects for some of the Company's commercial products are promising, the revenues would not be sufficient in the near future to sustain the Company.

    The Board believes that it is in the best interests of the Company's stockholders to distribute to them the Company's net assets primarily through cash distributions. Certain assets may be distributed in kind, either directly or via a liquidating trust. The Board believes that the liquidation value per share of the Company's Common Stock is likely to exceed its probable trading value in the foreseeable future absent the proposed liquidation. No assurances can be given as to the foregoing. In addition, no assurances can be given that, as a consequence of the liquidation, holders of the Company's Common Stock will receive aggregate value which exceeds the prices at which the Company's Common Stock has generally traded. In the event of insufficient liquidation proceeds, stockholders could be adversely affected. See "Contingent Liabilities; Contingency Reserve; Liquidating Trust" and "Pro Forma Liquidating Balance Sheet."

    In adopting the Plan, the Board recognized that stockholders, depending on the tax basis in their shares, may be required to recognize gain for tax purposes upon receipt of distributions in liquidation and upon the transfer of the assets to a liquidating trust. See "Certain Federal Income Tax Consequences."

    The high and low sale prices of a share of the Company's Common Stock on October 31, 1995, the date preceding the public announcement of the proposed Plan, were $4 1/4 and $4 1/8, respectively.


    BASED UPON THE FOREGOING, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAN. AS INDICATED ABOVE, CERTAIN MEMBERS OF THE BOARD OF DIRECTORS MAY BE DEEMED TO HAVE A CONFLICT OF INTEREST IN RECOMMENDING APPROVAL OF THE PLAN. SEE "CONFLICT OF INTEREST OF CERTAIN MEMBERS OF THE BOARD OF DIRECTORS." SUCH DIRECTORS, WHO, AS OF THE MEETING RECORD DATE, HAD OR SHARED VOTING POWER WITH RESPECT TO AN AGGREGATE OF APPROXIMATELY 1,965,518 SHARES OF COMMON STOCK OF THE COMPANY (APPROXIMATELY 43% OF THE THEN ISSUED AND OUTSTANDING SHARES OF COMMON STOCK), HAVE INDICATED THAT THEY INTEND TO VOTE "FOR" APPROVAL OF THE PLAN. SEE "RECOMMENDATION AND VOTE" AND "PRINCIPAL STOCKHOLDERS."


    If the Plan is not approved by the stockholders, the Board of Directors will explore the alternatives then available for the future of the Company.

CONFLICT OF INTEREST OF CERTAIN MEMBERS OF THE BOARD OF DIRECTORS

    In connection with their employment as executive officers of the Company, three Directors (Seymour Barth, Elliot Bergman and Gilbert Steinberg) are parties to employment agreements (the "Employment Agreements") which do not have fixed termination dates and which require that the Company give three years' notice of termination. Depending on the final date of liquidation, these Directors may be entitled to payments of up to approximately $2,245,000 in the aggregate over such three year period notwithstanding that their responsibilities in liquidating and dissolving the Company may be less than their present responsibilities. Hence, these members of the Board of Directors may be deemed to have a conflict of interest with respect to approval of the Plan. See "Executive Compensation and Certain Transactions-Employment Agreements."

PRINCIPAL PROVISIONS OF THE PLAN; ABANDONMENT OR AMENDMENT

    The Plan provides for the following:

    (a) The Company will distribute to its stockholders in kind or sell or otherwise dispose of all its property and assets. The determination of which assets will be sold and which will be distributed to the Company's stockholders in kind, and the timing of such sales and distributions, will be based upon management's judgment as to whether and/or when the sale or distribution of a particular asset will result in realization of the highest value to the Company's stockholders. Sales of the Company's assets will be made on such terms as are approved by the Board. See "Asset Purchase Agreement" with regard to the proposed sale by the Company of certain assets of its Defense Electronics Division and by Behlman of certain of its assets. Consummation of the Asset Purchase Agreement is subject to the approval of the provisions thereof, as well as of the Plan, by the stockholders of the Company. Also see

"Disposition of Certain Assets--Operating Divisions and Subsidiary" with regard to a contemplated sale by the Company of certain assets of its Industrial Automation Division. Unsold assets, if any (other than property distributed in kind to stockholders) may be transferred to a liquidating trust at any time in the discretion of the Board. Unsold and undistributed assets must be transferred to a liquidating trust by the fourth anniversary of the approval of the Plan by the Company's stockholders and thereafter would be sold or otherwise disposed of on terms approved by its trustees. No further stockholder votes will be solicited with respect to approval of specific terms of sales of assets approved by the Board of Directors or, if applicable, the trustees of any such liquidating trust.

    (b) Subject to payment or provision for payment of the Company's indebtedness and other obligations, including tax liabilities, the cash proceeds of any such sales, together with other available cash, will be distributed from time to time pro rata to the holders of the Company's Common Stock on record dates selected by the Board for such distributions. The Company has no current or long-term indebtedness. The Company may establish a contingency reserve in an amount determined by the Board to be sufficient to satisfy the liabilities, expenses and obligations of the Company not otherwise paid, provided for or discharged (the "Contingency Reserve"). The net balance, if any, of any such Contingency Reserve remaining after payment, provision or discharge of all such liabilities, expenses and obligations (including interest earned on cash in the Contingency Reserve) also will be distributed to the Company's stockholders pro rata or to the liquidating trust. No assurances can be given that available cash, amounts received on the sale of assets and interest income will be adequate to provide for the Company's obligations, liabilities, expenses and claims and to make cash distributions to stockholders. Furthermore, the Company may, as authorized by the Board of Directors, repurchase shares of Common Stock from stockholders in open market purchases. Such purchases would decrease amounts distributable to remaining stockholders if the Company were to pay amounts in excess of the per share values ultimately distributable in respect of the shares purchased and would increase amounts distributable to remaining stockholders if the Company were to pay amounts less than the per share values ultimately distributable in respect of such shares. See "Liquidating Distributions," "Contingent Liabilities; Contingency Reserve; Liquidating Trust" and "Pro Forma Liquidating Balance Sheet."

    (c) As indicated above, if all the Company's assets are not sold or distributed prior to the fourth anniversary of the approval of the Plan by the Company's stockholders, the Company must transfer the assets not sold or distributed (including any Contingency Reserve) to a liquidating trust. Prior to the fourth anniversary of the approval of the Plan by the Company's stockholders, the Company may, in its discretion, transfer such of its assets as have not been previously sold or distributed (including the Contingency Reserve) to such a liquidating trust. In the event a liquidating trust is established, the Company would distribute pro rata to the then holders of its Common Stock beneficial interests in such liquidating trust ("Interests"). It is anticipated that the Interests will not be freely transferable; hence, although the recipients of the Interests will be treated for tax purposes as having received their pro rata share of property transferred to the liquidating trust and will thereafter take into account for tax purposes their allocable portion of any income, expense, gain or loss realized by such trust, the recipients of the Interests will not realize the value thereof unless and until such trust distributes cash or other assets to them, which will be solely in the discretion of the trustee.

    (d) The Company will close its transfer books on the earlier to occur of the final liquidating distribution or the date on which the Company ceases to exist under Delaware law, and thereafter will not record any further transfers of its Common Stock nor issue any new stock certificates, other than replacement certificates. See "Listing and Trading of the Common Stock and Interests in the Liquidating Trust" and "Final Record Date."

    (e) A Certificate of Dissolution will be filed with the State of Delaware completing the liquidation and dissolution process. Except for compliance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") in connection with distribution by the Company to its stockholders of securities held by the Company, no federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation.

    Under the Plan, if the Board of Directors determines that liquidation and dissolution are not in the best interests of the Company or its stockholders, the Board may direct that the Plan be abandoned. The Company nevertheless may cause the performance, without further stockholder approval, of any contract for the sale of assets theretofore executed which the Board of Directors deems to be in the best interests of the Company (except that the Company shall not consummate the Asset Purchase Agreement without stockholder approval thereof). The Board also may amend or modify the Plan if it determines such action to be in the best interests of the Company or its stockholders, without the necessity of further stockholder approval.

LIQUIDATING DISTRIBUTIONS

    Although the Board has not established a firm timetable for distributions to stockholders if the Plan is approved, the Board will, subject to exigencies inherent in winding up the Company's business, make such distributions as promptly as practicable consistent with maximizing stockholder value. The Company anticipates making the first cash distribution in 1996. The Board is, however, currently unable to predict the precise amount of any distributions of cash pursuant to the Plan. The actual amount and timing of, and record date for, all distributions will be determined by the Board of Directors, in its sole discretion, and will depend in part upon the Board's determination as to whether particular assets are to be distributed in kind or otherwise disposed of, and the amounts deemed necessary by the Board to pay or provide for all the Company's liabilities and obligations. The Company does not plan to satisfy all of its liabilities and obligations prior to making distributions to its stockholders, but instead will reserve assets deemed by management to be adequate to provide for satisfying such liabilities and obligations. See "Contingent Liabilities; Contingency Reserve; Liquidating Trust." Management believes that the Company has sufficient cash to pay its current and accrued obligations without the sale of any of its assets. Uncertainties as to the net value of assets and the ultimate amount of liabilities make it impracticable to predict the aggregate net values ultimately distributable to stockholders. Claims, liabilities and expenses from operations (including operating costs, salaries, income taxes, payroll, local taxes and miscellaneous office expenses) will continue to accrue following approval of the Plan, and the Company anticipates that expenses for professional fees and other expenses of liquidation will be significant. These expenses will reduce the amount of assets available for ultimate distribution to stockholders. While the Company does not believe that a precise estimate of those expenses can presently be made, management believes that available cash, interest income and the amounts which will be received on the sale of assets will be adequate to provide for the Company's obligations, liabilities, expenses and claims (including contingent liabilities) and to make cash distributions to stockholders. However, no assurances can be given as to the foregoing. See "Pro Forma Liquidating Balance Sheet." Also see "Contingent Liabilities; Contingency Reserve; Liquidating Trust" for a discussion of certain circumstances under which a stockholder could be held liable to creditors of the Company for the payment of expenses and liabilities (such obligation to be limited to the amounts received by the stockholder as distributions from the Company or the liquidating trust).

    If securities held by the Company are distributed to stockholders, applicable rules and regulations of the SEC will be complied with.

DISPOSITION OF CERTAIN ASSETS

    The Plan gives to the Board of Directors of the Company the power to sell all the assets of the Company. As of the date hereof, no sale of any assets of the Company has been consummated. See, however, "Operating Divisions and Subsidiary" below for a discussion of a letter of intent entered into by the Company with respect to the sale of one of its divisions. Any sale, including the one contemplated by such letter of intent, will only be made after the Board of Directors has determined that such sale is in the best interest of the stockholders. In addition, see "Asset Purchase Agreement" for a discussion of an agreement entered into by the Company and Behlman with respect to the sale of certain of their assets.

    Following are the principal assets of the Company, together with a brief description of the Company's current plans to sell or distribute them.

  MARKETABLE SECURITIES

    As of September 30, 1995, the Company had approximately $11,678,000 in marketable securities (valued at the lower of cost or market). These are primarily short and intermediate term liquid instruments such as U.S. Treasury obligations which will be sold or held to maturity to maximize stockholder value, as determined by the Board of Directors. In addition, as of such date, the Company had approximately $11,924,000 in long-term U.S. Treasury Notes which also will be sold or held to maturity, as determined by the Board.

  ACCOUNTS RECEIVABLE


    As of September 30, 1995, the Company had accounts receivable (net of a reserve for doubtful accounts) of approximately $2,468,000. Both the letter of intent referred to above and the Asset Purchase Agreement contemplate that such accounts receivable will be retained as assets of the Company and Behlman. Pursuant to the Asset Purchase Agreement, Orbitsub is obligated to collect, on behalf of the Company and Behlman, all accounts receivable of the businesses to be acquired. Subject to the terms of the Asset Purchase Agreement, the Company and Behlman have retained the right to collect any accounts receivable that are overdue. Pursuant to the Asset Purchase Agreement, Orbitsub shall have the right to purchase the accounts receivable of the businesses to be acquired on a dollar-for-dollar basis.


  OPERATING DIVISIONS AND SUBSIDIARY

    Contemplated Sales

    The Company's two operating divisions, Defense Electronics Division ("Defense") and Industrial Automation Division ("Industrial"), and wholly-owned subsidiary, Behlman, have been offered for sale.


    The Company has entered into a letter of intent with North Atlantic Instruments, Inc. (the "Letter of Intent") with regard to the sale of certain assets of Industrial, including its inventory and equipment, for a cash purchase price of approximately $705,000 (subject to certain adjustments based upon a valuation of the subject assets at closing). The consummation of the transaction contemplated by the Letter of Intent is subject to a number of conditions, including the execution of a definitive purchase agreement. No assurances can be given that the transaction will be completed on the above terms or otherwise. The consummation of the sale of Industrial's assets, as described above, is contingent upon stockholder approval of the Plan but not upon approval of any agreement embodying the terms thereof.


    See "Asset Purchase Agreement" for a discussion of the proposed sale of certain assets of Defense and Behlman. The consummation of the sale of such assets pursuant to the Asset Purchase Agreement is contingent upon stockholder approval of the Plan and the Asset Purchase Agreement; however, approval of the Plan is not contingent upon stockholder approval of the Asset Purchase Agreement.

    In the event the Asset Purchase Agreement and/or Letter of Intent are not consummated and an alternate sales price is not obtained which, in the opinion of the Board of Directors and its financial advisor, maximizes stockholder value, the Board may, in its sole discretion, decide to liquidate the divisions and subsidiary over a period of time which maximizes stockholder value.

    Financial Advisor

    The Company has engaged OEM as its exclusive financial advisor with respect to the possible sale of the divisions and Behlman and has agreed to pay OEM a graduated percentage (ranging between 5% and 1%) of the sales consideration.

    The Company reviewed and interviewed a number of financial advisors and selected OEM as its exclusive financial advisor primarily due to its expertise in evaluating small and medium-size high technology electronics companies. Discussions with a number of OEM's previous clients indicated a high degree of satisfaction with its expertise and diligence.

    The Company has been advised that OEM and its predecessor have operated for more than ten years, conducting investment banking transactions on behalf of companies in electronics-related industries. Its principals have all had extensive experience as investment bankers to these industries. In addition, the Company has been advised that both principals who are performing services for the Company have technical degrees as well as experience managing similar companies.

    OEM's services have included financial advice in connection with estimating the value of the Company's operating divisions and Behlman, preparing descriptive memoranda of the divisions and subsidiary, developing a list of prospective bidders, coordinating competitive bidding for the divisions and subsidiary and assisting the Company in evaluating the bids received. No written reports were requested or received from OEM with regard to asset values or other matters relating to the contemplated sales other than weekly status reports with regard to prospective bidders.

  ASTROPOWER, INC.

    The Company currently owns 32.3% of the Common Stock of AstroPower, Inc. ("AstroPower"). Assuming certain convertible Preferred Stock is converted into Common Stock by stockholders of AstroPower other than the Company, the Company's interest in AstroPower would be reduced to 22.8%. The Company has a zero basis in its AstroPower Common Stock. As there is currently no public market for the AstroPower Common Stock and there are certain restrictions on the transferability of such shares, the Board, in its sole discretion, will consider placing the Company's AstroPower Common Stock into a liquidating trust or will seek such alternate method or methods of sale, disposition or distribution as will maximize stockholder value.

  SOLAR CELL LICENSE

    In 1983, the Company acquired a 16-year license (the "License") from the University of Delaware covering a new process for the manufacture of solar cells. In connection with the acquisition of the License, the Company issued a $20,000,000 nonrecourse note (the "Note"), originally due in 1993 and bearing interest at the rate of 14% per year. The Note is secured by the Company's rights under the License and is to be paid prior to its due date solely on the basis of 4% of sales of products developed by this process, subject to certain minimum quarterly payments of $11,250 to $12,500. To date, there have been no sales of products developed by the solar cell process covered by the License. An amendment to the license agreement (the "License Agreement") extended its term to 2006; concurrently, the due date of the Note was extended to May 1999. As consideration for the amendment, the Company paid $115,000 in cash, which was charged to operations for the year ended June 30, 1994, and transferred 35,000 shares of Common Stock of AstroPower to the University of Delaware. The Company, for financial reporting purposes, has not recorded the Note and charges operations with any payments.

    The Board will consider alternative methods of maximizing the value of the License for the benefit of the Company's stockholders.

    At September 30, 1995, $8,193,000 of deferred taxes relating primarily to the License Agreement was classified as a long-term liability. The Company will retain an amount in the Contingency Reserve necessary to satisfy deferred taxes which will fluctuate based on the future taxable income of the Company. See "Contingent Liabilities; Contingency Reserve; Liquidating Trust."

CONDUCT OF THE COMPANY FOLLOWING ADOPTION OF THE PLAN


    It is anticipated that the present Directors and executive officers of the Company will continue to serve in such capacities following adoption of the Plan. Such Directors and officers will receive compensation for the duties then being performed as determined by the Board of Directors. The Board of Directors has not established specific guidelines for determination of the compensation to be paid to Directors and officers of the Company following approval of the Plan. Such compensation will be determined by an evaluation of all relevant factors, including, without limitation, the efforts of such individuals in successfully implementing the Plan and compensation payable in the financial community to individuals exercising similar authority and bearing similar responsibilities. Pursuant to the Plan, the Company may, in the absolute discretion of the Board, pay to the Company's officers, Directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of the Plan. Approval of the Plan shall also constitute the approval by the Company's stockholders of the payout of any such compensation. See "Conflict of Interest of Certain Members of the Board of Directors" with respect to certain Employment Agreements in effect between the Company and certain executive officers, and certain termination notice provisions therein.



    Following approval of the Plan by the Company's stockholders, the Company's activities will be limited to winding up its affairs and taking such action as may be necessary to preserve the value of its assets. The Company will seek to liquidate all of its assets in such manner and upon such terms as the Board of Directors determines to be in the best interests of the Company's stockholders. The prices at which the Company will be able to sell its various assets depend largely on factors beyond the Company's control, including, without limitation, the rate of inflation, changes in interest rates, the condition of financial markets, the availability of financing to prospective purchasers of the assets and governmental regulatory approvals. The Company may not obtain as high a price for a particular property as it might secure if the Company were not in liquidation. See "Disposition of Certain Assets--Operating Divisions and Subsidiary" and "Pro Forma Liquidating Balance Sheet."


    In November 1995, pursuant to the provisions of the Company's lease with regard to its executive offices and manufacturing operations located at 6 Nevada Drive, Lake Success, New York, the Company advised the lessor that it was terminating the lease effective February 29, 1996. In taking such action, the Company anticipated that the sales contemplated by the Asset Purchase Agreement and the Letter of Intent will be consummated by such date. No assurances can be given as to the foregoing. In the event such transactions are not timely consummated and the Company is unable to negotiate an extension of the lease, the ability of the Company to sell its operations as a going concern would be materially adversely affected and/or the Company may find it necessary to incur substantial relocation costs.

    Pursuant to the Plan, the Company shall indemnify its officers, Directors, employees, agents and representatives for actions taken in connection with the Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may also be satisfied out of assets of any liquidating trust established.

CONTINGENT LIABILITIES; CONTINGENCY RESERVE; LIQUIDATING TRUST


    Under Delaware law, the Company is required, in connection with its dissolution, to pay or provide for payment of all of its liabilities and obligations. Following approval of the Plan by the Company's stockholders, the Company will pay, or set aside as a Contingency Reserve assets which it believes to be adequate for payment of, all expenses and fixed and other known liabilities. The Company is currently unable to estimate with precision the extent of any Contingency Reserve which may be required, but any such sum (in addition to any assets contributed to a liquidating trust, if one is utilized) will be deducted before the determination of amounts available for distribution to stockholders. See "Disposition of Certain Assets--Solar Cell License" for a discussion of a certain deferred tax liability of the Company. Also see "Pro Forma Liquidating Balance Sheet" and "Asset Purchase Agreement."


    The actual size of the Contingency Reserve will be based upon estimates and opinions of management derived from consultations with outside experts and review of the Company's estimated operating expenses, including, without limitation, anticipated compensation payments, estimated investment banking, legal and accounting fees, rent, payroll and other taxes payable, miscellaneous office expenses and accrued expenses. There can be no assurance that the Contingency Reserve will be sufficient. Subsequent to its establishment, the Company will distribute to its stockholders any portions of the Contingency Reserve which it deems no longer to be required. After the liabilities, expenses and obligations for which the Contingency Reserve had been established have been satisfied in full, the Company will distribute to its stockholders any remaining portion of the Contingency Reserve.


    If necessary for any reason in order to complete the liquidation and distribution of the Company's assets to the Company's stockholders, the Company may at any time transfer to a liquidating trust, as a final liquidating distribution or from time to time prior to a final liquidating distribution, any assets of the Company. If all the Company's assets are not sold or distributed prior to the fourth anniversary of the approval of the Plan by the Company's stockholders, pursuant to the provisions of the Plan, the Company must transfer the assets not sold or distributed (including the Contingency Reserve) to such a liquidating trust. The sole purpose of the trust will be to liquidate on terms satisfactory to the liquidating trustees and distribute the proceeds of the assets formerly owned by the Company, after paying any remaining liabilities of the Company, to the Company's then stockholders of record. The liquidating trust will be obligated to pay any expenses and liabilities of the Company which remain unsatisfied. If the Contingency Reserve transferred to the liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust's other unsold assets.


    The Plan authorizes the Board of Directors to appoint one or more individuals or corporate persons to act as trustee or trustees of the liquidating trust and to cause the Company to enter into a liquidating trust agreement with such trustee or trustees on such terms and conditions as the Board of Directors determines. Approval of the Plan will constitute the approval by the Company's stockholders of any such appointment and liquidating trust agreement.

    In the event the Company fails to create an adequate Contingency Reserve for payment of its expenses and liabilities, or should such Contingency Reserve and the assets held by the liquidating trust be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each stockholder could be held liable for the payment to creditors of such stockholder's pro rata share of such excess, limited to the amounts theretofore received by such stockholder from the Company or the liquidating trust.

    If a court holds at any time that the Company has failed to make adequate provision for its expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the Contingency Reserve and the assets of the liquidating trust, a creditor of the Company could seek an injunction against the making of distributions under the Plan on the ground that the amounts to be distributed are needed to provide for the payment of the Company's expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders and/or holders of Interests under the Plan.

FINAL RECORD DATE

    The stock transfer books of the Company will be closed on the earlier to occur of (i) the close of business on the record date fixed by the Board for the final liquidating distribution or (ii) the date on which the Company ceases to exist under Delaware law (following any post-dissolution continuation period), and thereafter no further transfers will be recorded on the Company's books, and no further stock certificates will be issued, other than replacement certificates. It is anticipated that no further trading of the Company's shares will occur after such date (the "Final Record Date"). See "Listing and Trading of the Common Stock and Interests in the Liquidating Trust" below. All liquidating distributions from the Company on or after the Final Record Date will be made to stockholders according to their stockholdings as of the Final Record Date. Prior or subsequent to the Final Record Date, the Company may, at its election, require stockholders to surrender certificates representing their shares of the Company's Common Stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, all distributions otherwise payable by the Company or the liquidating trust, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property).

LISTING AND TRADING OF THE COMMON STOCK AND INTERESTS IN THE LIQUIDATING TRUST


    The Company currently intends to close its transfer books on the Final Record Date and at such time cease recording stock transfers and issuing stock certificates (other than replacement certificates). Accordingly, it is expected that trading in the shares will cease on such date. Prior to such time, it is anticipated that the market price of the Company's Common Stock will decline as distributions are made to stockholders. Such price reduction may have a material adverse affect upon the marketability of the outstanding shares of Common Stock as many investors, as a matter of policy, avoid investment in (or, in the case of institutional investors, are restricted from acquiring) low-priced securities. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks or recommending such securities to their clients. Further, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the sale price than the commission on a relatively higher-priced issue. Moreover, as a result of the adoption of the Plan and/or the resulting reduction in both the market price of the Company's Common Stock and the Company's assets and stockholders' equity following stockholder distributions, the Common Stock may no longer satisfy the requirements for continued listing on the NASDAQ National Market System ("NMS") (or listing on the NASDAQ Small Cap Market). In the event the listing of the Company's Common Stock on NASDAQ NMS is terminated and the Company does not meet the requirements for listing on the NASDAQ Small Cap Market, the marketability of the shares of Common Stock may be adversely affected to a material degree.


    No determination yet has been made whether the Interests in the liquidating trust, if any, will be transferable. Such determination will be made by the Board of Directors of the Company prior to the transfer of assets to the liquidating trust and will be based on, among other things, the Board's estimate of the value of the assets being transferred to the liquidating trust, tax matters and the impact of compliance with applicable securities laws. If the Interests are not transferable, ownership may be assigned only by operation of law or upon death.

    As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes (see "Certain Federal Income Tax Consequences--The Liquidating Trust"), the distribution to the trust of assets could result in immediate tax liability to the holders of Interests without their readily being able to realize the value of such Interests to pay such taxes or otherwise. Should the

Interests be transferable, the Company plans to distribute an information statement with respect to the liquidating trust at the time of the transfer of assets and the liquidating trust may be required to comply with the periodic reporting and proxy requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The costs of compliance with such requirements would reduce the amount which otherwise could be distributed to holders of Interests. Even if transferable, the Interests are not expected to be listed on a national securities exchange or quoted through NASDAQ and the extent of any trading market therein cannot be predicted. Moreover, the Interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets.

ABSENCE OF APPRAISAL RIGHTS

    Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company's stock in connection with the transactions contemplated by the Plan or to any similar rights of dissenters under Delaware law.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a summary of the material Federal income tax consequences to the Company and its stockholders relevant to the Plan, but does not purport to be a complete analysis of all the potential tax effects. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service (the "IRS") rulings, and judicial decisions now in effect, all of which are subject to change at any time; any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that the Company will liquidate substantially in accordance with the Plan. Distributions pursuant to the Plan may occur at various times and in more than one tax year. No assurances can be given that the tax treatment described herein will remain unchanged at the time of such distributions.

  CONSEQUENCES TO THE COMPANY


    After the approval of the Plan and until the winding up of its affairs is completed and the Company ceases to exist, the Company will continue to be subject to tax on its taxable income. The Company will generally recognize gain or loss on sales of its property pursuant to the Plan. Upon any distribution of property to stockholders or to a liquidating trust pursuant to the Plan, the Company will generally recognize gain or loss as if such property was being sold to the stockholders at its fair market value.


  CONSEQUENCES TO STOCKHOLDERS

    Stockholders will recognize gain or loss equal to the difference between (i) the sum of the amount of cash distributed to them and the fair market value (at the time of distribution) of property distributed to them, and (ii) their tax basis for their shares of the Company's Common Stock. A stockholder's tax basis in his or her shares will depend upon various factors including the method of acquisition of such shares and the amount and nature of any distributions received with respect thereto.

    Gain or loss will be computed on a "per share" basis. The Company expects to make more than one liquidating distribution, each of which will be allocated proportionately to each share of stock owned by a stockholder. Gain will be recognized by reason of a liquidating distribution only to the extent that the aggregate value of such distribution and any prior liquidating distribution(s) received by a stockholder with respect to a share exceeds his or her tax basis for that share. Any loss will generally be recognized only when the final distribution from the Company has been received and then only if the aggregate value of the liquidating distribution with respect to a share is less than the stockholder's tax basis for that share, as adjusted for prior distributions. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets.

    Upon any distribution of property, the stockholder's tax basis in such property will be the fair market value of such property at the time of distribution. The gain or loss recognized upon a future sale of that property will be measured by the difference between the stockholder's tax basis in the property at the time of such sale and the sales proceeds.

    After the close of its taxable year, the Company will provide stockholders and the IRS with a statement of the amount of cash distributed to the stockholders and its best estimate as to the value of the property distributed to them during that year. In the case of property which consists of stock or other securities which are traded in a public market, the fair market value will be based on the prices at which such stocks or securities are so traded at the time of distribution. In the case of other property, the fair market value will be determined by the Board of Directors. In making such determination, the Board may rely upon reports by independent appraisers. There is no assurance that the IRS would not challenge such valuation. As a result of such a challenge, the amount of gain or loss recognized by stockholders (as well as the Company) might be changed.

  THE LIQUIDATING TRUST

    If a liquidating trust is used, stockholders will be treated for tax purposes at the time of transfer as having received their pro rata share of property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. The liquidating trust itself should not be subject to tax. After formation of the trust, the stockholders must take into account for Federal income tax purposes their allocable portion of any income, expense, gain or loss recognized by the trust. As a result of the transfer of property to the trust and the ongoing operations of the trust, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay such tax.

  TAXATION OF NON-UNITED STATES STOCKHOLDERS

    Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan.

STATE AND LOCAL INCOME TAX CONSEQUENCES

    Stockholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions and their Interests in the liquidating trust.

    THE COMPANY RECOMMENDS THAT EACH STOCKHOLDER CONSULT HIS OR
HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE PLAN.

PRO FORMA LIQUIDATING BALANCE SHEET

                      ASTROSYSTEMS, INC. AND SUBSIDIARIES
                      PRO FORMA LIQUIDATING BALANCE SHEET
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)


    The following pro forma unaudited liquidating balance sheet reflects the financial position of the Company and its subsidiaries as if the Plan was approved and adopted on September 30, 1995, and carried out through the estimated liquidation date of June 1999. In addition, it assumes the sale of the Company's operating divisions and subsidiary as discussed under "Disposition of Certain Assets-- Operating Divisions and Subsidiary." The pro forma unaudited liquidating balance sheet assumes no material value for the Company's holdings of AstroPower, Inc. for which the Company's carrying value at September 30, 1995 is zero. See "Disposition of Certain Assets--AstroPower, Inc." In the opinion of management of the Company, all adjustments necessary to present fairly such pro forma unaudited liquidating balance sheet have been made.


    The pro forma unaudited liquidating balance sheet should be read in conjunction with the notes thereto and the Company's financial statements included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1995. The pro forma unaudited liquidating balance sheet is not necessarily indicative of what the actual financial position of the Company would have been had the transactions contemplated in the Plan occurred at September 30, 1995, nor does it purport to represent the future financial position of the Company.

    The historical condensed balance sheet included within the pro forma unaudited liquidating balance sheet is extracted from the Company's unaudited September 30, 1995 financial statements. In management's opinion, it includes all normal recurring adjustments necessary to a fair presentation.

                      ASTROSYSTEMS, INC. AND SUBSIDIARIES
                                 (OOO OMITTED)
                           (EXCEPT PER SHARE AMOUNTS)
                                                       HISTORICAL          ADJUSTMENTS
                                                       CONDENSED            TO RECORD          PRO FORMA
                                                     BALANCE SHEET          ESTIMATED         LIQUIDATING
                                                   SEPTEMBER 30, 1995    REALIZABLE VALUE    BALANCE SHEET
                                                   ------------------    ----------------    -------------
                                                      (UNAUDITED)                             (UNAUDITED)
ASSETS
Cash and securities.............................        $ 36,206             $  7,098(1)        $49,452
                                                                                5,286(2)
                                                                                  862(3)
Accounts receivable.............................           2,468               (2,468)(1)             0
Inventories.....................................           3,874               (3,874)(1)             0
Prepaid expenses and other......................             564                 (564)(3)             0
Fixed assets....................................             177                 (124)(1)             0
                                                                                  (53)(3)
Goodwill........................................             219                 (219)(3)             0
Other assets(5).................................             347                 (347)(3)             0
                                                        --------             --------           -------
  Total.........................................        $ 43,855             $  5,597           $49,452
                                                        --------             --------           -------
                                                        --------             --------           -------
LIABILITIES
Accounts payable, accrued expenses and other....           1,341               (1,341)(4)             0
Deferred income taxes...........................           8,193               (8,193)(4)             0
Contingency reserve.............................               0               12,385(4)         12,385
                                                        --------             --------           -------
                                                           9,534                2,851            12,385
                                                        --------             --------           -------
SHAREHOLDERS' EQUITY
Common stock....................................             459                  164(2)            623
Additional paid-in capital......................           6,916                5,122(2)         12,038
                                                                                  632(1)
Retained earnings...............................          26,946                 (321)(3)        24,406
                                                                               (2,851)(4)
                                                        --------             --------           -------
                                                          34,321                2,746            37,067
                                                        --------             --------           -------
  Total.........................................        $ 43,855             $  5,597           $49,452
                                                        --------             --------           -------
                                                        --------             --------           -------
ESTIMATED NET ASSETS AVAILABLE FOR
  LIQUIDATION...................................                                                $37,067
                                                                                                -------
                                                                                                -------
NUMBER OF SHARES ESTIMATED TO BE OUTSTANDING....           4,589                1,645(2)          6,234
                                                        --------             --------           -------
                                                        --------             --------           -------
ESTIMATED NET ASSETS AVAILABLE FOR LIQUIDATION
  PER OUTSTANDING SHARE.........................                                                $  5.95
                                                                                                -------
                                                                                                -------

                      ASTROSYSTEMS, INC. AND SUBSIDIARIES
                  NOTES TO PRO FORMA LIQUIDATING BALANCE SHEET
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

(1) Adjustment to record management's estimate of the proceeds from the sale and liquidation of the three operating units.

Collection of accounts receivable.................................   $2,468
Estimated proceeds from sale of operating units:
      Inventory...................................................    3,874
      Fixed assets................................................      124
Gain on sale (net of costs of $350)...............................      632
                                                                     ------
Net estimated cash from sale and liquidation of operating units...   $7,098
                                                                     ------
                                                                     ------

(2) Assumes the exercise of all outstanding options at prices of $2.88 to $4.00 per share.

(3) Net estimated loss on disposition of the assets.

(4) Establishment at September 30, 1995 of a contingency reserve, which the Company believes will be adequate for payment of all expenses and other known liabilities and possible contingent obligations, as well as an amount estimated to be required to carry out the Plan.

                                                                                   INCREASE/(DECREASE)
                                                                 AMOUNT OF                  TO
                                                            CONTINGENCY RESERVE    SHAREHOLDERS' EQUITY
                                                            -------------------    --------------------
Existing liabilities at September 30, 1995:
  Accounts payable, accrued expenses and other...........         $ 1,341
  Deferred income taxes..................................           8,193
Anticipated loss from operations for the period from
  September 30, 1995 thru sales of operating units.......           1,790                $ (1,790)
Minimum payments on nonrecourse obligation...............             187                    (187)
Shut down costs and estimated operating costs (including
  compensation) to administer the Plan through
  dissolution............................................           4,019                  (4,019)
Estimated interest income................................          (1,576)                  1,576
Estimated tax benefit of losses through dissolution......          (2,744)                  2,744
Reserve for other contingencies..........................           1,175                  (1,175)
                                                                 --------                 -------
                                                                  $12,385                $ (2,851)
                                                                 --------                 -------
                                                                 --------                 -------

(5) Assumes no material value for the Company's holdings of AstroPower, Inc.

RECOMMENDATION AND VOTE

    Approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company.


    THE BOARD OF DIRECTORS OF THE COMPANY, AFTER CAREFUL REVIEW AND CONSIDERATION OF THE TERMS OF THE PLAN, BELIEVES THAT THE LIQUIDATION IS IN THE BEST INTEREST OF THE COMPANY'S STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF APPROVAL OF THE ADOPTION OF THE PLAN. CERTAIN MEMBERS OF THE BOARD OF DIRECTORS MAY BE DEEMED TO HAVE A CONFLICT OF INTEREST IN RECOMMENDING APPROVAL OF THE PLAN. SEE "CONFLICT OF INTEREST OF CERTAIN MEMBERS OF THE BOARD OF DIRECTORS." SUCH DIRECTORS, WHO, AS OF THE MEETING RECORD DATE, HAD OR SHARED VOTING POWER WITH RESPECT TO AN AGGREGATE OF APPROXIMATELY 1,965,518 SHARES OF COMMON STOCK OF THE COMPANY (APPROXIMATELY 43% OF THE THEN ISSUED AND OUTSTANDING SHARES OF COMMON STOCK), HAVE INDICATED THAT THEY INTEND TO VOTE "FOR" APPROVAL OF THE PLAN. SEE "PRINCIPAL STOCKHOLDERS."


                            ASSET PURCHASE AGREEMENT

GENERAL


    The Company is proposing that, at the Meeting, the stockholders approve the Asset Purchase Agreement, dated as of January 11, 1996, among Orbitsub, International, the Company and Behlman. Approval of the Asset Purchase Agreement is also contingent upon stockholder approval of the Plan; however, approval of the Plan is not contingent upon stockholder approval of the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is attached as Exhibit B to this Proxy Statement. The material features of the Asset Purchase Agreement are summarized below; this summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Asset Purchase Agreement. STOCKHOLDERS ARE URGED TO READ THE ASSET PURCHASE AGREEMENT IN ITS ENTIRETY.


BACKGROUND AND REASONS FOR THE ASSET PURCHASE AGREEMENT; DIRECTORS' RECOMMENDATIONS

    See "Proposed Plan of Liquidation and Dissolution--Background and Reasons for the Plan; Directors' Recommendations" for a discussion of the background and reasons for the determination by the Board of Directors of the Company to sell the operating assets of Defense and Behlman.


    As discussed under "Proposed Plan of Liquidation and Dissolution--Financial Advisor," the Company has engaged OEM as its exclusive financial advisor with regard to the possible sale of the Company's divisions and Behlman. In connection with the possible sales of the operating assets of Defense and Behlman, OEM assisted in the preparation of memoranda describing their operations. A one page summary of the memoranda (not identifying the Company) was sent to approximately 150 entities identified by OEM and the Company. Based on responses and follow-up telephone calls and subject to the receipt of executed confidentiality agreements, memoranda were sent to interested parties. Subsequently, plant visits were made by twelve qualified and interested parties, including International, and bids were received from five of such parties and negotiated where appropriate. Following a determination by the Boards of Directors of the Company and Behlman (collectively, the "Sellers") that the consideration for the assets to be transferred and other terms set forth in the Asset Purchase Agreement were fair to the Company and Behlman, the Asset Purchase Agreement was executed and delivered by the respective companies.


    BASED UPON THE FOREGOING, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ASSET PURCHASE AGREEMENT. CERTAIN MEMBERS OF THE BOARD OF DIRECTORS MAY BE DEEMED TO

HAVE A CONFLICT OF INTEREST IN RECOMMENDING APPROVAL OF THE ASSET PURCHASE AGREEMENT. SEE "CONFLICT OF INTEREST OF CERTAIN MEMBERS OF THE BOARD OF DIRECTORS." SUCH DIRECTORS, WHO, AS OF THE MEETING RECORD DATE, HAD OR SHARED VOTING POWER WITH RESPECT TO AN AGGREGATE OF APPROXIMATELY 1,965,518 SHARES OF COMMON STOCK OF THE COMPANY (APPROXIMATELY 43% OF THE THEN ISSUED AND OUTSTANDING SHARES OF COMMON STOCK), HAVE INDICATED THAT THEY INTEND TO VOTE "FOR" APPROVAL OF THE ASSET PURCHASE AGREEMENT. SEE "RECOMMENDATION AND VOTE" AND "PRINCIPAL STOCKHOLDERS."

    If the Asset Purchase Agreement is not approved by the stockholders, the Board of Directors will explore the alternatives then available with respect to Defense and Behlman. In such event, subject to stockholder approval of the Plan, no further stockholder approval will be sought with regard to the specific terms of any dispositions of the assets of Defense and/or Behlman approved by the Boards of Directors of the Company and/or Behlman or, if applicable, the trustees of any liquidating trust. Approval of the Plan shall constitute approval of any and all such dispositions.

CONFLICT OF INTEREST OF CERTAIN MEMBERS OF THE BOARD OF DIRECTORS

    For the reasons discussed under "Proposed Plan of Complete Liquidation and Dissolution-- Conflict of Interest of Certain Members of the Board of Directors," three Directors (Messrs. Barth, Bergman and G. Steinberg) may be deemed to have a conflict of interest with respect to approval of the Asset Purchase Agreement. See "Executive Compensation and Certain
Transactions--Employment Agreements."

PRINCIPAL PROVISIONS OF THE ASSET PURCHASE AGREEMENT; TERMINATION AND AMENDMENT

    The Asset Purchase Agreement provides for, among other matters, the following:


    (a) Transfer of Assets. The Company will transfer to Orbitsub certain assets which are primarily related to, or are primarily used or held in connection with, the business of Defense. In addition, Behlman will transfer to Orbitsub certain of its assets. The assets to be transferred include, among other things, inventory, certain equipment and certain contract rights. The Asset Purchase Agreement indicates that assets not being transferred include cash, cash equivalents, accounts receivable and marketable securities, among others.



    (b) Assumption of Liabilities. Pursuant to the Asset Purchase Agreement, Orbitsub shall assume and thereafter pay, perform, satisfy and discharge, among others, the liabilities and obligations of the Sellers under certain contracts and permits as well as after-sale and warranty obligations with respect to products manufactured and sold by Defense and/or Behlman prior to the closing (see "Warranty Obligations").



    (c) Purchase Price. In consideration for the sale and transfer of the assets and the Sellers' covenant not to compete as set forth below, Orbitsub has agreed to pay in cash at the closing the sum of $3,706,700 (the "Purchase Price").


    (d) Adjustment to Purchase Price. The Asset Purchase Agreement provides for an adjustment in the Purchase Price based upon the net book value of the fixed assets, inventory and goodwill of the Sellers as of the closing. The parties have agreed that the goodwill valuation shall be $1,031,700.


    (e) Representations and Warranties. Pursuant to the Asset Purchase Agreement, the Sellers, Orbitsub and International have made a number of representations and warranties to each other which are customary in transactions of this nature.


    (f) Covenants Generally. In addition, pursuant to the Asset Purchase Agreement, the parties have agreed to take, or refrain from taking, certain actions prior to the closing of the transaction or the termination of the Asset Purchase Agreement. Such covenants are also customary in transactions of this nature.


    (g) Restrictive Covenants. The Asset Purchase Agreement provides that each of the Sellers, as well as Messrs. Barth, Bergman and G. Steinberg (collectively, the "Principal Stockholders"), will not, for a period of three years following the closing, engage or participate in, directly or indirectly, or lend its or his name to, any business which is or, as a result of the Sellers' or Principal Stockholders' engagement or participation would become, competitive with the business of Defense or Behlman as currently conducted by the Sellers. The Asset Purchase Agreement, among other matters, also provides that, during such time period, the Sellers and Principal Stockholders will not solicit, interfere with or endeavor to entice away from Orbitsub or otherwise deal, directly or indirectly, in a competitive manner with any customers doing business with Orbitsub as a successor to the business of Defense and Behlman.



    (h) Sales Taxes. Any sales taxes resulting from the transactions contemplated by the Asset Purchase Agreement shall be borne by Orbitsub.



    (i) Occupancy Agreement. Pursuant to the Asset Purchase Agreement, Orbitsub shall be entitled to use the Lake Success premises of the Sellers, and obtain certain support services from the Sellers (for which they are entitled to be compensated), until the lease termination date of February 29, 1996.



    (j) Warranty Obligations. The Sellers and Orbitsub have agreed that Orbitsub, on behalf of the Sellers, shall perform all repairs as required pursuant to warranty repair obligations with respect to products sold by the Sellers prior to the closing. In consideration for such services, the Sellers have agreed to reimburse Orbitsub for its labor and material costs at an agreed upon rate.


    (k) Conditions to Closing. The respective obligations of the parties to consummate the transactions contemplated by the Asset Purchase Agreement are subject to a number of conditions, including, among others, approval of the Plan and Asset Purchase Agreement by the Company's stockholders, the continuing accuracy of the representations and warranties and compliance with all covenants and obligations of the respective parties.


    (l) Indemnification; Escrow. Each of the Sellers, on the one hand, and Orbitsub and International, on the other, have agreed to indemnify and hold harmless the other against and in respect of any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, damages, losses, liabilities, taxes and deficiencies and penalties and interest thereon resulting from, among other matters, any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on their part. All representations and warranties of the parties shall survive the execution and delivery of the Asset Purchase Agreement and shall continue in full force and effect for two years after the closing date. No indemnity shall be payable based upon, arising out of or otherwise in respect of any inaccuracy or any breach of representation or warranty (i) with respect to any loss of less than $2,500 and (ii) unless and until the aggregate of all losses due Orbitsub or Sellers, as the case may be, exceed $50,000 at which point all losses so due shall be payable in full. Pursuant to the Asset Purchase Agreement, the total indemnification obligation of the Sellers thereunder shall be limited to an amount, in the aggregate, not to exceed the Purchase Price, as adjusted. In addition, pursuant to the Asset Purchase Agreement, the Company has agreed that it will maintain its corporate existence until the expiration of the survival period referred to above and that, during such period, it shall maintain a net worth (calculated on a non-liquidation basis) at least equal to the Purchase Price, as adjusted. Further, as security for their indemnification obligation, pursuant to the Asset Purchase Agreement, at the closing, the Sellers are to deliver to counsel to Orbitsub, to be held in escrow, $1,000,000 of the Purchase Price (of which $500,000 shall be released and delivered to the Sellers one year following the closing, subject to any pending claims by Orbitsub against the Sellers). The balance of any escrow amount is to be released to the Sellers two years following the closing, subject to any such pending claims.

    (m) Termination; Amendment. The Asset Purchase Agreement may be terminated and the transactions contemplated thereby may be abandoned (i) by mutual consent of the Sellers and Orbitsub; (ii) by Sellers or Orbitsub by notice to the other if the closing shall not have occurred on or before April 30, 1996; or (iii) by Sellers if the conditions to the obligation of Orbitsub to consummate the transaction shall have been satisfied or waived and Orbitsub shall be unable or unwilling to close on the terms and conditions of the Asset Purchase Agreement on or before February 15, 1996. In the event of any termination of the Asset Purchase Agreement, such agreement shall become void and have no further force and effect and there shall be no liability on the part of any of the parties except for, among other matters, willful failure to consummate the transactions contemplated thereby.


    If the Board of Directors determines that consummation of the transactions contemplated by the Asset Purchase Agreement is not in the best interests of the Company or its stockholders, subject to the provisions of the Asset Purchase Agreement, the Board may direct that it be terminated. In the event of the termination of the Asset Purchase Agreement for any reason whatsoever, subject to stockholder approval of the Plan, no further stockholder approval will be sought with regard to the specific terms of any dispositions of the assets of Defense and/or Behlman approved by the Boards of Directors of the Company and/or Behlman or, if applicable, the trustees of any liquidating trust. Approval of the Plan shall constitute approval of any and all such dispositions.

    Subject to the provisions of the Asset Purchase Agreement, the Board also may amend or modify the Asset Purchase Agreement if it determines such action to be in the best interests of the Company or its stockholders, without the necessity of further stockholder approval.


    (n) Expenses. The parties to the Asset Purchase Agreement shall bear their respective expenses incurred in connection with the preparation, execution and performance thereof and the transactions contemplated thereby, except that, (i) in the event that such transactions are not consummated due to the failure of the Company to obtain the approval of the Asset Purchase Agreement and the Plan by the Company's stockholders, the Sellers generally shall be obligated to reimburse Orbitsub for all expenses incurred in connection with the preparation and negotiation of the Asset Purchase Agreement and the transactions contemplated thereby and (ii) in the event the conditions to the obligation of Orbitsub to consummate the transaction shall have been satisfied or waived and the closing shall not have occurred on or before April 15, 1996 due to the inability or unwillingness of Orbitsub to close on the terms and conditions of the Asset Purchase Agreement, Orbitsub generally shall be obligated to reimburse the Sellers for all expenses incurred in connection with the preparation and negotiation of the Asset Purchase Agreement and the transactions contemplated thereby. The Sellers shall bear the fees and expenses of OEM. See "Proposed Plan of Complete Liquidation and Dissolution--Financial Advisor."



    (o) Guarantee. Pursuant to the Asset Purchase Agreement, the performance of the obligations of Orbitsub thereunder and in connection therewith has been guaranteed by International.



    (p) Bridge Financing. Pursuant to the Asset Purchase Agreement, the parties have agreed to negotiate in good faith the terms and conditions of a 90-day bridge loan of up to $500,000 from the Company to Orbitsub, which loan, if successfully negotiated, would be funded at the closing.


ABSENCE OF APPRAISAL RIGHTS

    Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company's stock in connection with the transactions contemplated by the Asset Purchase Agreement or to any similar rights of dissenters under Delaware law.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a summary of the material Federal income tax consequences to the Company relevant to the Asset Purchase Agreement, but does not purport to be a complete analysis of all the potential tax effects. The discussion is based upon the Code, Treasury Regulations, IRS rulings, and judicial decisions now in effect, all of which are subject to change at any time; any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that the Company will consummate the Asset Purchase Agreement substantially in accordance with its terms.

    The Company will recognize taxable gain or deductible loss on the sale of each asset pursuant to the Asset Purchase Agreement. The amount of such gain or loss will be the difference between the Company's adjusted tax basis for each asset and the amount of consideration received for that asset (reduced by the costs of the transaction allocable to that asset).

    It is anticipated that the net taxable income recognized by the Company as a result of the sale of its assets pursuant to the Asset Purchase Agreement will not create a current regular Federal income tax liability because of (a) the Company's anticipated level of operating losses and severance expenses for the year ending June 30, 1996 and (b) the Company's net operating loss carry forwards.

    The Company also anticipates that its level of operating losses and severance expenses for the year ending June 30, 1996 will cause it to have no alternative minimum taxable income for such year for purposes of the Federal alternative minimum tax ("AMT"). Since, under the AMT, only 90% of alternative minimum taxable income can be reduced by net operating loss carry forwards, if the Company has alternative minimum taxable income for the year ending June 30, 1996 (without regard to net operating carry forwards), it would have to pay Federal alternative minimum tax on a portion of the net taxable income recognized as a result of the sale of its assets pursuant to the Asset Purchase Agreement. It is anticipated that such tax will not exceed 2% of any such income.

STATE AND LOCAL INCOME TAX CONSEQUENCES

    The Company may also be subject to liability for state and local taxes with respect to the consummation of the Asset Purchase Agreement.

RECOMMENDATION AND VOTE

    Approval of the Asset Purchase Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company.


    THE BOARD OF DIRECTORS OF THE COMPANY, AFTER CAREFUL REVIEW AND CONSIDERATION OF THE TERMS OF THE ASSET PURCHASE AGREEMENT, BELIEVES THAT ITS CONSUMMATION IS IN THE BEST INTEREST OF THE COMPANY'S STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF APPROVAL OF THE ASSET PURCHASE AGREEMENT. CERTAIN MEMBERS OF THE BOARD OF DIRECTORS MAY BE DEEMED TO HAVE A CONFLICT OF INTEREST IN RECOMMENDING APPROVAL OF THE ASSET PURCHASE AGREEMENT. SEE "CONFLICT OF INTEREST OF CERTAIN MEMBERS OF THE BOARD OF DIRECTORS." SUCH DIRECTORS, WHO, AS OF THE MEETING RECORD DATE, HAD OR SHARED VOTING POWER WITH RESPECT TO AN AGGREGATE OF APPROXIMATELY 1,965,518 SHARES OF COMMON STOCK OF THE COMPANY (APPROXIMATELY 43% OF THE THEN ISSUED AND OUTSTANDING SHARES OF COMMON STOCK), HAVE INDICATED THAT THEY INTEND TO VOTE "FOR" APPROVAL OF THE PLAN. SEE "PRINCIPAL STOCKHOLDERS."

                             ELECTION OF DIRECTORS

    Five Directors are to be elected at the Annual Meeting of Stockholders to serve for a term of one year or until their respective successors have been elected and have qualified.


    The following table sets forth the positions and offices presently held with the Company by each nominee for election as Director, his age, and the number of shares of Common Stock of the Company beneficially owned by him, as of December 5, 1995. Proxies not marked to the contrary will be voted in favor of their election.



                                                                                        COMMON STOCK
                                                                                        BENEFICIALLY
                                                                                            OWNED
                                              POSITIONS AND OFFICES                    AND APPROXIMATE
                                                 PRESENTLY HELD        YEAR BECAME      PERCENTAGE OF
    NAME                              AGE       WITH THE COMPANY       A DIRECTOR         CLASS(1)
-----------------------------------   ---    -----------------------   -----------    -----------------
Seymour Barth......................   67     President and Director        1959       1,498,894 (2)(3)
                                                                                          29.5% (2)(3)

Gilbert H. Steinberg...............   64     Vice President,               1964       1,139,789 (2)(4)
                                               Treasurer and                              22.5% (2)(4)
                                               Director
Elliot J. Bergman..................   69     Vice President,               1964       1,039,352 (2)(5)
                                               Secretary and                              20.4% (2)(5)
                                               Director
Walter A. Steinberg................   68     Director                      1989              -0-
Elliot D. Spiro....................   66     Director                      1994          10,400
                                                                                              *


------------
 *  Less than 1%


(1) For purposes of the above table, the number of shares of Common Stock owned and outstanding for a particular person is deemed to include options held by such person which are exercisable currently or within sixty days and shares issuable through December 5, 1995 pursuant to the Company's 401(k) Plan as discussed below.



(2) Includes for each of Messrs. Barth, G. Steinberg and Bergman 134,775 shares over which they have voting power as trustees under the Company's 401(k) Plan (including 6,085, 5,754 and 5,754 shares allocated to the accounts of Messrs. Barth, G. Steinberg and Bergman, respectively).


(3) Includes 471,607 shares issuable pursuant to options which are currently exercisable. Also includes 250,000 shares held in trust for the benefit of Mr. Barth's family, as to which trust Mr. Barth serves as co-trustee. Excludes 110,000 shares held in trust for the benefit of Mr. Barth's children, as to which shares Mr. Barth disclaims any beneficial interest.

(4) Includes 474,769 shares issuable pursuant to options which are currently exercisable.

(5) Includes 490,921 shares issuable pursuant to options which are currently exercisable. Also includes 225,000 shares held in various trusts for the benefit of Mr. Bergman's family, as to which trusts Mr. Bergman serves as co-trustee.

    Seymour Barth has served as President of the Company since 1964 and as a Director of the Company since its inception in 1959.

    Gilbert H. Steinberg has served as a Director, Vice President and Treasurer of the Company since 1964.

    Elliot J. Bergman has served as a Director, Vice President and Secretary of the Company since 1964.

    Walter A. Steinberg has been an independent engineering consultant for more than the past five years.

    Elliot D. Spiro has served as Chairman and Chief Executive Officer of Branch Insurance Agency, a property/casualty and financial services insurance agency, for more than the past five years.

    The Board held four meetings during the fiscal year ended June 30, 1995 ("Fiscal 1995"). Each incumbent Director who then served on the Board attended all four meetings. The Board also acted on one occasion during Fiscal 1995 by unanimous written consent in lieu of a meeting.

    The Audit Committee of the Board is charged with the review of the activities of the Company's independent auditors, including the fees, services, and scope of such audit. The Committee is composed of Messrs. G. Steinberg, W. Steinberg and Spiro. Such Committee did not meet during Fiscal 1995.

    The Stock Option Committee of the Board reviews and implements appropriate action with respect to all matters pertaining to stock options granted under the Company's Amended and Restated 1981 Stock Option Plan (which expired by its terms in April 1991, but under which options are still outstanding) and 1991 Stock Option Plan. The Committee, which is currently composed of Messrs. W. Steinberg and Spiro, did not meet during Fiscal 1995.

    The Company has neither a nominating committee, charged with the search for and recommendation to the Board of potential nominees for Board positions, nor a compensation committee, charged with periodically reviewing the compensation of the Company's officers and employees. These functions are performed by the Board as a whole. The Board will consider stockholder recommendations for Board positions which are made in writing to the Company's President.

    Messrs. W. Steinberg and Spiro are entitled to receive $5,000 per year for their services as a Director. No other Directors receive compensation for their services as such.

    There is no family relationship among any of the executive officers and Directors of the Company.

    To the Company's knowledge, based solely on a review of the copies of Forms 5 furnished to the Company and written representations that no other reports were required during Fiscal 1995, all Section 16(a) filing requirements applicable to the Company's officers, Directors and 10% stockholders were complied with, except that Messrs. Barth, G. Steinberg and Bergman did not file their respective Forms 5 timely. Each Form 5 reported the acquisition of shares of Common Stock of the Company pursuant to its 401(k) Plan.

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

  Summary Compensation Table

    The following table sets forth the compensation paid by the Company during the fiscal years ended June 30, 1995, 1994 and 1993 to each executive officer of the Company:

                                                             LONG-TERM COMPENSATION
                                                           --------------------------
                                                             AWARDS
                                           ANNUAL          ----------      PAYOUTS
                                        COMPENSATION         SHARES      ------------
         NAME AND                    ------------------    UNDERLYING     ALL OTHER
    PRINCIPAL POSITION       YEAR     SALARY     BONUS      OPTIONS      COMPENSATION
--------------------------   ----    --------    ------    ----------    ------------
Seymour Barth.............   1995    $309,518      --         --            $4,686(1)
  President (Chief           1994    $304,116      --        100,000        $4,571(2)
  Executive Officer)         1993    $304,116    $5,848       --            $2,716(3)
Elliot J. Bergman.........   1995    $217,830      --         --            $4,357(1)
  Vice President and         1994    $214,008      --        100,000        $3,209(2)
  Secretary                  1993    $214,008    $4,116       --            $3,205(3)
Gilbert H. Steinberg......   1995    $217,830      --         --            $4,357(1)
  Vice President and         1994    $214,008      --        100,000        $3,209(2)
  Treasurer                  1993    $214,008    $4,116       --            $3,205(3)

                                                   (Footnotes on following page)

(Footnotes for preceding page)
------------
(1) Represents 1,079, 1,030 and 1,030 shares contributed by the Company to the accounts of Messrs. Barth, Bergman and G. Steinberg, respectively, for Fiscal 1995 pursuant to the terms of its 401(k) Plan.

(2) Represents 1,071, 752 and 752 shares contributed by the Company to the accounts of Messrs. Barth, Bergman and G. Steinberg, respectively, for Fiscal 1994 pursuant to the terms of its 401(k) Plan.

(3) Represents 673, 779 and 779 shares contributed by the Company to the accounts of Messrs. Barth, Bergman and G. Steinberg, respectively, for Fiscal 1993 pursuant to the terms of its 401(k) Plan.

  Option Grants

    No options were granted to Mr. Barth, Mr. Bergman or Mr. G. Steinberg during Fiscal 1995.

  Fiscal Year End Option Value Table

    The following table sets forth information concerning the values of unexercised options held by each executive officer of the Company as of June 30, 1995:

                                                                                  VALUE OF UNEXERCISED
                                                       NUMBER OF OPTIONS          IN-THE-MONEY OPTIONS
                                                       AT JUNE 30, 1995             AT JUNE 30, 1995
    NAME                                           EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
------------------------------------------------   -------------------------    -------------------------
Seymour Barth...................................        371,607/100,000             $ 538,430/$56,300
Elliot J. Bergman...............................        390,921/100,000             $ 626,541/$56,300
Gilbert H. Steinberg............................        374,769/100,000             $ 552,838/$56,300

    No options were exercised by Mr. Barth, Mr. Bergman or Mr. G. Steinberg during Fiscal 1995.

  Stock Retirement Agreement

    The Company and Messrs. Barth, G. Steinberg and Bergman are parties to a Stock Retirement Agreement which requires the Company, upon the death of any of such persons, to purchase 30% of all shares of Common Stock of the Company included in the gross estate of the deceased stockholder at a price equal to the greater of the average market price of such shares over the six months preceding the date of death or the book value thereof. At June 30, 1995, the Company carried term life insurance in the amounts of $2,000,000, $1,250,000 and $1,000,000 upon the lives of Messrs. Barth, G. Steinberg and Bergman, respectively.

  Employment Agreements

    Effective April 18, 1994, the Company entered into Employment Agreements with each of Messrs. Barth, G. Steinberg and Bergman which provide for, among other things, the following: (i) minimum annual compensation of $304,116 for Mr. Barth and $214,008 for each of Messrs. G. Steinberg and Bergman (effective September 5, 1994, the annual compensation payable to Messrs. Barth, G. Steinberg and Bergman was increased to $310,807, $218,716 and $218,716, respectively); (ii) a term ending upon the earliest to occur of the following: the employee's death or incapacity; "cause", as defined in the Employment Agreement; at the election of the Company, upon not less than three years prior written notice to the employee; or at the election of the employee, upon not less than six months prior written notice to the Company; and (iii) in the event the employee's employment shall terminate as a result of death or incapacity, the Company shall be obligated to make annual payments to the employee or his estate or representative for a period of three years in an amount equal to 50% of the compensation paid or payable to the employee with respect to the fiscal year immediately preceding the fiscal year in which his employment terminated.

                             PRINCIPAL STOCKHOLDERS


    The following table sets forth, to the knowledge of the Company, certain information regarding the Company's outstanding Common Stock beneficially owned as of December 5, 1995 (i) by each person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Stock, (ii) by each of the Company's Directors, and (iii) by all executive officers and Directors as a group:



                                                             NUMBER OF SHARES           APPROXIMATE
                  NAME AND ADDRESS OF                         AND NATURE OF            PERCENTAGE OF
                    BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP    OUTSTANDING SHARES(1)
--------------------------------------------------------   --------------------    ---------------------
Seymour Barth...........................................      1,498,894(2)(3)           29.5%(2)(3)
  6 Nevada Drive
  Lake Success, New York
Gilbert H. Steinberg....................................      1,139,789(2)(4)           22.5%(2)(4)
  6 Nevada Drive
  Lake Success, New York
Elliot J. Bergman.......................................      1,039,352(2)(5)           20.4%(2)(5)
  6 Nevada Drive
  Lake Success, New York
Morris Barth, trustee of various trusts for the benefit
  of the descendants of Seymour Barth...................              300,000                  6.5%
  c/o Astrosystems, Inc.
  6 Nevada Drive
  Lake Success, New York
Elliot D. Spiro.........................................               10,400             *
  71 South Central Avenue
  Valley Stream, New York
All executive officers and Directors as a group (5
  persons)..............................................      3,418,885(2)(3)           56.7%(2)(3)
                                                                       (4)(5)                (4)(5)


------------
 *  Less than 1%


(1) For purposes of the above table, the number of shares of Common Stock owned and outstanding for a particular person is deemed to include options held by such person which are exercisable currently or within sixty days and shares issuable through December 5, 1995 pursuant to the Company's 401(k) Plan as discussed below.



(2) Includes for each of Messrs. Barth, G. Steinberg and Bergman 134,775 shares over which they have voting power as trustees under the Company's 401(k) Plan (including 6,085, 5,754 and 5,754 shares allocated to the accounts of Messrs. Barth, G. Steinberg and Bergman, respectively).


(3) Includes 471,607 shares issuable pursuant to options which are currently exercisable. Also includes 250,000 shares held in trust for the benefit of Mr. Barth's family, as to which trust Mr. Barth serves as co-trustee. Excludes 110,000 shares held in trust for the benefit of Mr. Barth's children, as to which shares Mr. Barth disclaims any beneficial interest.

(4) Includes 474,769 shares issuable pursuant to options which are currently exercisable.

(5) Includes 490,921 shares issuable pursuant to options which are currently exercisable. Also includes 225,000 shares held in various trusts for the benefit of Mr. Bergman's family, as to which trusts Mr. Bergman serves as co-trustee.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected the firm of Richard A. Eisner & Company, LLP to serve as the Company's independent auditors for the fiscal year ending June 30, 1996 ("Fiscal 1996") and proposes ratification by the stockholders of the selection. Such firm has acted as independent auditors of the Company's accounts since 1967.

    If the stockholders do not ratify the reappointment of Richard A. Eisner & Company, LLP, the selection of independent auditors will be reconsidered by the Board.

    It is anticipated that a representative of Richard A. Eisner & Company, LLP will attend the Meeting. Such representative will be afforded the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

RECOMMENDATION AND VOTE


    Ratification of the selection of Richard A. Eisner & Company, LLP as the Company's independent auditors for Fiscal 1996 requires the affirmative vote of the holders of a majority of the Common Stock present in person or by Proxy at the Meeting. As of the Meeting Record Date, the three Principal Stockholders of the Company, who are executive officers and Directors of the Company, had or shared voting power with respect to an aggregate of approximately 1,965,518 shares of Common Stock of the Company (approximately 43% of the then issued and outstanding shares of Common Stock). Such persons have indicated that they intend to vote in favor of the ratification of the selection of Richard A. Eisner & Company, LLP as the Company's independent auditors for Fiscal 1996. See "Principal Stockholders."


    THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF SUCH FIRM.

                             STOCKHOLDER PROPOSALS


    Stockholder proposals intended to be presented at the Company's next Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices by September 14, 1996 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Proxy Statement is accompanied by a copy of the Company's Annual Report to Stockholders for Fiscal 1995 and Quarterly Report on Form 10-QSB for the period ended September 30, 1995.

    The Company hereby incorporates by reference into this Proxy Statement the following documents as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act:


    (i) the Company's Form 10-KSB for Fiscal 1995, as amended; and


    (ii) the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 1995.

                                  FORM 10-KSB

    A copy of the Company's Form 10-KSB for Fiscal 1995, as filed with the SEC (excluding exhibits), will be forwarded, without charge, to any stockholder of the Company entitled to vote at the Meeting, upon written request to the Company at 6 Nevada Drive, Lake Success, New York 11042, Attention: Treasurer.

                                          ELLIOT J. BERGMAN,
                                          Secretary


Lake Success, New York
January 12, 1996

                                                       EXHIBIT A

          PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION OF
                        ASTROSYSTEMS, INC.

          This Plan of Complete Liquidation and Dissolution (the "Plan") of Astrosystems, Inc., a Delaware corporation (the "Company"), is intended to accomplish the complete liquidation and dissolution of the Company in accordance with the Delaware General Corporation Law and Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

          1. The Board of Directors of the Company has adopted this Plan and called a meeting of the Company's stockholders to take action on this Plan. If at said meeting of the Company's stockholders a majority of the outstanding Common Stock, par value $.10 per share (the "Common Stock"), of the Company votes for the adoption of this Plan, the Plan shall constitute the adopted Plan of the Company as of the date on which such stockholder approval is obtained (the "Adoption Date").

          2. After the Adoption Date, the Company shall not engage in any business activities except to the extent necessary to preserve the values of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan.

          No later than thirty (30) days following the Adoption
Date, the Company shall file Form 966 with the Internal Revenue
Service.

          3. From and after the Adoption Date, the Company shall complete the following corporate actions:

               (a) The Company shall collect, sell, exchange or otherwise dispose of all of its property and assets in one or more transactions upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property, as the Board of Directors, in its absolute discretion, deems expedient and in the best interests of the Company and its stockholders. In connection with such collection, sale, exchange and other disposition, the Company shall marshall its assets and collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company. As part of the foregoing, the Company shall cause its wholly-owned subsidiaries to liquidate and dissolve in a manner consistent with this Plan.

               (b) The Company shall pay or, as determined by the Board of Directors, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company and all claims which are known to the Company but for which the identity of the claimant is unknown.

               (c) The Company shall distribute pro rata to the Company's stockholders all its remaining property and assets, including the proceeds of any sale, exchange or disposition, except such property or assets as are required for paying or making provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and may be in cash or in kind, in such manner, and at such time or times, as the Board of Directors, in its absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, the Company may establish and set aside a reasonable amount (the "Contingency Reserve") to satisfy claims against the Company (other than claims of a stockholder in its capacity as such), including, without limitation, tax obligations, and all expenses of the sale of the Company's property and assets, of the collection and defense of the Company's property and assets, and of the liquidation and dissolution provided for in this Plan. The Contingency Reserve may consist of cash and/or property.

          4. The distributions to the Company's stockholders pursuant to Section 3 hereof shall be in complete redemption and cancellation of all of the outstanding Common Stock of the Company. As a condition to receipt of any distribution to the Company's stockholders, the Board of Directors, in its absolute discretion, may require stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of Directors of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors ("Satisfactory Evidence and Indemnity"). As a condition to receipt of any final distribution to the Company's stockholders, the Board of Directors, in its absolute discretion, may require stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for cancellation or (ii) furnish the Company with Satisfactory Evidence and Indemnity.

          The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the earlier to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution, or

(ii) the date on which the Company ceases to exist under the Delaware General Corporation Law (following any post-dissolution continuation period thereunder), and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

          5. If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled (unless transferred to the Trust established pursuant to Section 6 hereof) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

          6. If deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, in furtherance of the liquidation and distribution of the Company's assets to the Company's stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the Company's stockholders (the "Trustees"), under a trust (the "Trust"), any assets of the Company which are (i) not reasonably susceptible to distribution to the Company's stockholders, including assets held on behalf of the Company's stockholders (a) who cannot be located or who do not tender their certificates evidencing the Common Stock to the Company or its agent as hereinabove required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder or
(ii) held as the Contingency Reserve.

          The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the Trustee or Trustees for the benefit of the Company's stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, the Trustees shall have the full power to liquidate, deal with, give receipt for and manage all of the property and assets conveyed to the Trustees by the Company, to the exclusion of the Company and its officers and directors, and any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to its stockholders for the purposes of Section 3 of this Plan. Any such conveyance to the Trustees shall be in trust for the stockholders of the Company (who shall be considered the owners of the Trust within the meaning of Subpart E of Subchapter J of the
Code) and not for the use or benefit of the Trustees or any other person and any assumption of liabilities and obligations of the Company by the Trustees shall be solely in their capacity as Trustee. The Company, subject to this Section 6 and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board of Directors, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Company's stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.

          7. Whether or not a Trust shall have been established pursuant to Section 6, in the event it should not be feasible for the Company to make the final distribution to stockholders of all assets and properties of the Company prior to the date which is four years after the Adoption Date, then, on or before such date, the Company shall be required to establish a Trust pursuant to
Section 6 and transfer any remaining assets and properties (including, without limitation, any uncollected claims, contingent assets and the Contingency Reserve) to the Trustees as set forth in
Section 6.

          8. After the Adoption Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the "Certificate of Dissolution") in accordance with
Section 275 of the Delaware General Corporation Law.

          9. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Company's stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company not otherwise distributed to the stockholders in kind, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.

          10. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

          11. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay to the Company's officers, directors, employees, agents and representa-tives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Company's stockholders of the payment of any such compensation.

          12. The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, as amended, and by-laws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may be satisfied out of the assets of the Trust. The Board of Directors and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary to cover the Company's obligations hereunder.

          13. Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Company's stockholders, the Board of Directors may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Company's stockholders to the extent permitted by the Delaware General Corporation Law.

          14. The Board of Directors of the Company is hereby authorized, without further action by the Company's stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

                                                                       EXHIBIT B







                            ASSET PURCHASE AGREEMENT




                                     among




                           ORBIT INTERNATIONAL CORP.,



                               CABOT COURT, INC.,




                               ASTROSYSTEMS, INC.




                                       and




                            BEHLMAN ELECTRONICS, INC.






                          -----------------------------


                             As of January 11, 1996



                          -----------------------------

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     ASSET PURCHASE AGREEMENT made as of the 11th day of January, 1996 by and among Astrosystems, Inc., a Delaware corporation ("Astrosystems"), Behlman Electronics, Inc., a New York corporation and wholly-owned subsidiary of Astrosystems ("Behlman" and collectively with Astrosystems, the "Sellers"), Orbit International Corp. ("Orbit"), a Delaware corporation, and Cabot Court, Inc., a Delaware corporation ("Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Sellers are engaged, among other things, in the manufacture of power supplies, AC power sources, frequency converters, UPS and associated analytical equipment and other electronic equipment;

     WHEREAS, upon the terms and conditions set forth herein, Sellers desire to sell and Buyer desires to purchase certain of the assets, and to assume certain of the liabilities, of each of the Sellers, as specified herein; and

     WHEREAS, Orbit has agreed to guarantee Buyer's obligations.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.   Certain Definitions.  The following terms, as used herein, have the
     -------------------
following meanings:

          "Affiliate" means any individual, corporation, partnership or other
           ---------
entity directly or indirectly controlling, controlled by or under common control with a party.

          "Business Day" means any day excluding Saturday, Sunday and any day
           ------------
which is a legal holiday under the laws of the State of New York on which banking institutions located in such state are closed.

          "Closing Date" shall have the meaning set forth in Section 5 hereof.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Contract" means all executory contracts, commitments, agreements or
           --------
arrangements, leases, licenses, notes, purchase orders, letters of credit, instruments, obligations, commitments, purchase and sales orders, options and quotations (whether any of the foregoing shall be written or oral, express or implied) relating primarily to the Acquired Businesses (as hereinafter defined), to which either Seller is a party and pursuant to which any of the Assets (as hereinafter defined) is bound.

          "ERISA" means the Employee Retirement and Income Security Act of 1974,
           -----
as amended.

          "Governmental Authority" means administrative agency, bureau, board,
           ----------------------
commission, office, authority, department or other governmental body or agency.

          "Liens" means any mortgage, pledge, security interest, title defect or
           -----
objection, lien, charge or encumbrance of any kind, including, without limitation, any lease, license or other right of occupancy, possession or use, or any conditional sales contract or other title or interest retention arrangement.

          "Permits" means all permits, licenses, franchises, approvals, consents
           -------
or orders of, filings with, or notifications to, all governmental authority, whether federal, state, local or foreign or any other person relating primarily to the Acquired Businesses.

          "Permitted Liens" means Liens for current Taxes (as hereinafter
           ---------------
defined) not yet due.

          "Required Consents" means (i) the Shareholder Approval (as defined in
           -----------------
Section 6.3 hereof), and (ii) the consent to the assignment of such Contracts, if any, as are listed on the "Required Consents" section of Schedule 6.3 hereof.

2.   Purchase and Sale of Assets.
     ---------------------------

     2.1  Purchase and Sale of Assets.  Upon the terms and subject to the
          ---------------------------
conditions set forth in this Agreement, at the closing (the "Closing") of the transactions contemplated hereby on the Closing Date:

          (a) Astrosystems shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase and acquire from Astrosystems, free and clear of any and all Liens (other than Permitted Liens), certain of the assets of Astrosystems relating to its Military division (the "Military Division"), as set forth below as the same shall exist on the Closing Date (collectively, the "Military Assets"). The Military Assets shall include all of Astrosystems' right, title and interest in and to the following items to the extent that such items primarily relate to, or are primarily used or held in connection with, the business of the Military Division:

               (i)  Fixtures, Furniture, Equipment, etc.  All fixtures,
                    ------------------------------------
furniture, furnishings, machinery, accessories, computers and peripheral devices, testing equipment and office and other equipment, whether fully or partially depreciated, appliances, vehicles and any replacement and spare parts for any such assets, other than any of the foregoing identified on Schedule 2.2 hereof (collectively, "Military Fixed Assets");

               (ii) Inventory and Supplies.  All (A) raw materials, work in
                    ----------------------
process and finished products, (B) stock in trade, goods, supplies and other products, (C) office supplies and similar materials, and (D) wrapping, supply and packaging items, promotional materials and similar items, wherever located (collectively, "Military Inventory");

               (iii)     Permits.  All of Astrosystems' rights under all
                         -------
Permits, including, without limitation, the Permits listed on Schedule 6.12 hereof (to the extent transfer is permitted by law and by the terms of such Permits);

               (iv) Contracts and Agreements, etc.  The Contracts entered into
                    -----------------------------
by Astrosystems which primarily relate to the Military Division which are set forth on Schedule 2.1(a)(iv) attached hereto.

               (v)  Claims Against Third Parties.  All claims against third
                    ----------------------------
parties for inventory sold on or after the Closing Date under any manufacturer's or vendor's warranties and insurance claims and proceeds;

               (vi) Goodwill.  All of the goodwill and going concern value
                    --------
relating to the Military Division or any of the Military Assets;

               (vii) Copyrights, Patents and Trademarks.  All Intellectual
                     ----------------------------------
Property (as defined in Section 6.15 hereof) relating to the Military Division;

               (viii) Drawings.  All drawings ("Military Drawings") and bills of
                      --------
material ("Military Bills of Material") relating to products manufactured by the Military Division; and

               (ix) Other Assets.  All other intangible and tangible assets  of
                    ------------
Astrosystems primarily relating to the Military Division and relevant to Buyer's continued operation of the Military Division following the Closing (other than the Excluded Assets, as hereinafter defined), including, without limitation, all computer software and software codes and electronic data; all supplier information; all customer lists and customer correspondence; all sales records; all research, statistical, production, marketing and promotional materials, records, files, reports and other documents and data; all distribution records; all business post office boxes and business telephone listings; all research results and other know-how; and all other materials, records, files and data, in whatever form contained.

          (b) Behlman shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase and acquire from Behlman, free and clear of any and all Liens, other than Permitted Liens, certain of its assets as set forth below, as the same shall exist on the Closing Date (collectively, the "Behlman Assets" and together with the Military Assets, the "Assets"). The Behlman Assets shall include all of Behlman's right, title and interest in and to the following:

               (i)  Fixtures, Furniture, Equipment, etc.  All fixtures,
                    ------------------------------------
furniture, furnishings, machinery, accessories, computers and peripheral devices, testing equipment and office and other equipment, whether fully or partially depreciated, appliances, vehicles and any replacement and spare parts for any such assets, other than any of the foregoing identified on Schedule 2.2 hereof (collectively, the "Behlman Fixed Assets", and together with the Military Fixed Assets, the "Fixed Assets");

               (ii) Inventory and Supplies.  All (A) raw materials, work in
                    ----------------------
process and finished products, (B) stock in trade, goods, supplies and other products, (C) office supplies and similar materials, and (D) wrapping, supply and packaging items, promotional materials and similar items, wherever located (collectively, the "Behlman Inventory", and together with the Military Inventory, the "Inventory");

               (iii)     Permits.  All of Behlman's rights under all Permits,
                         -------
including, without limitation, the Permits listed on Schedule 6.12 hereof (to the extent transfer is permitted by law and by the terms of such Permits);

               (iv) Contracts and Agreements, etc.  The Contracts entered into
                    -----------------------------
by Behlman which are set forth on Schedule 2.1(a)(iv) attached hereto.

               (v)  Claims Against Third Parties.  All claims against third
                    ----------------------------
parties for inventory sold on or after the Closing Date under any manufacturer's or vendor's warranties and insurance claims and proceeds;

               (vi) Name.  The name "Behlman", and any rights relating thereto;
                    ----

               (vii)     Goodwill.  All of the goodwill and going concern value
                         --------
relating to the business of Behlman or any of the Behlman Assets;

               (viii) Copyrights, Patents and Trademarks.  All Intellectual
                      ----------------------------------
Property (as defined in Section 6.15 hereof) relating to Behlman; and

                    (1)  Drawings.  All drawings (together with the Military
                         --------
Drawings, the "Drawings") and bills of material (together with the Military Bills of Material, the "Bills of Material") relating to products manufactured by Behlman; and
                    (2)  Other Assets.  All other intangible and tangible assets
                         ------------
relevant to Buyer's continued operation of the business of Behlman following the Closing, including, without limitation, all computer software and software codes and electronic data; all supplier information; all customer lists and customer correspondence; all sales records; all research, statistical, production, marketing and promotional materials, records, files, reports and other documents and data; all distribution records; all business post office boxes and business telephone listings; all research results and other know-how; and all other materials, records, files and data, in whatever form contained.

     2.2  Excluded Assets.  Notwithstanding any other provision of this
          ---------------
Agreement, Sellers shall not sell, assign or transfer to Buyer, and Buyer shall not purchase from Sellers, any of the following assets (collectively, the "Excluded Assets"):

          (a)  This Agreement.  All rights of Sellers under this Agreement and
               --------------
any documents delivered or received in connection herewith;

          (b)  Corporate Records.  (i) All books, records and other assets of
               -----------------
Sellers relating primarily to corporate level activities, including, without limitation, those relating to filings with the SEC and the IRS and those relating to accounting and tax functions, (ii) any corporate minute books, stock ledgers and other corporate books and records of either Seller, (iii) all books and records relating to the Industrial Products Division of Astrosystems, and

(iv) all books and records not relating to the Assets or the Assumed
Liabilities;

          (c)  Name.  The name "Astrosystems", and any rights thereto,
               ----
including, without limitation, any trademark registrations, subject to the provisions of Section 8.16 hereof;

          (d)  Third Party Claims.  All claims against third parties for
               ------------------
inventory sold prior to the Closing, including, without limitation, rights under any manufacturer's or vendor's warranties and insurance claims and proceeds with respect to such inventory, and all other claims against third parties arising from or in connection with the Acquired Businesses or the Assets prior to the Closing Date;

          (e)  Cash, Accounts Receivable, and Cash Equivalents  All of the cash,
               -----------------------------------------------
funds on deposit with financial institutions and in checking accounts, marketable and other securities, accounts receivable and other cash equivalents of either Seller;

          (f)  Tax Refunds.  All federal, state and local income tax refunds due
               -----------
either Seller;

          (g)  Real Property.  Title to any real property owned by Sellers and
               -------------
all buildings and other structures located on such real property, and leasehold interests in and to any real property;

          (h)  Security Deposits and Bonds.  Sellers' right in and to all
               ---------------------------
security deposits with third parties and all security bonds;

          (i)  Prepaid Expenses, etc.  All prepaid expenses and rentals;
               ----------------------

          (j)  Equipment.  Sellers' right, title and interest in and to certain
               ---------
furniture, fixtures and equipment identified on Schedule 2.2 hereof;

          (k)  Industrial Products Division.  Astrosystems' right, title and
               ----------------------------
interest in and to all of its intangible and tangible assets that primarily relate to, or are primarily used or held in connection with, the business of its Industrial Products Division;

          (l)  AstroPower.  Astrosystems' right, title and interest in and to
               ----------
all intangible and tangible assets that primarily relate to AstroPower, Inc., including, without limitation, its shares of Common Stock therein and its right, title and interest in and to a certain License Agreement with the University of Delaware and a certain Sublicense Agreement with AstroPower, Inc.

3.   Assumption of Liabilities.
     -------------------------

     3.1  Assumption of Liabilities by Buyer.  At the Closing, Buyer shall
          ----------------------------------
assume and thereafter pay, perform, satisfy and discharge only the following obligations and liabilities of Sellers (collectively, the "Assumed Liabilities"):

          (a)  Obligations Under Certain Agreements.  The liabilities and
               ------------------------------------
obligations of Sellers under (i) the Contracts and Permits that are listed on

Schedules 2.1(a)(iv) and 6.12 hereof, and (ii) the Contracts and Permits that are entered into in the ordinary course of the business of the Military Division and the business of Behlman (such businesses, collectively, the "Acquired Businesses") in accordance with past practice or not required to be so listed on the aforesaid Schedules, to the extent that such Contracts are wholly or partially executory on the Closing Date ((i) and (ii) collectively referred to herein as the "Assumed Contracts");

          (b)  Employee Obligations.    The liabilities and obligations assumed
               ---------------------
by Buyer pursuant to Section 8.11 hereof; and

          (c)  Liabilities After Closing.  All liabilities and obligations
               -------------------------
arising from or in connection with the Acquired Businesses or the Assets on or after the Closing Date as a result of the conduct of the business of the Acquired Businesses after such date. Buyer will develop and implement a procedure for marking or otherwise identifying (e.g., by serial number) products to facilitate identification of such products as sold on or after the Closing Date.

          (d)  Warranty Obligations.  All after-sale and warranty obligations
               --------------------
with respect to products manufactured and sold by the Acquired Businesses prior to the Closing Date.

     3.2  Excluded Liabilities.  Buyer is not assuming or agreeing to pay,
          --------------------
perform, assume or discharge, or otherwise be responsible for, any liabilities of Sellers, fixed or contingent, known or unknown, accrued or unaccrued other than the Assumed Liabilities, whether arising before or after the Closing Date (collectively, the "Excluded Liabilities").

     3.3  Novation.  Buyer shall use its reasonable efforts in cooperating with
          --------
Sellers to cause all third parties to those Contracts set forth on Schedule 2.1(a)(iv) to enter into novation or similar agreements pursuant to which Sellers will be relieved from all liability thereunder.

4.   Consideration for Transfer of the Assets.
     ----------------------------------------

     4.1  Purchase Price.  In consideration for the sale and transfer of the
          --------------
Assets and Sellers' covenant not to compete set forth in Section 8.14(a) hereof, on the terms and subject to the conditions set forth in this Agreement, Buyer agrees to (i) pay in cash to Sellers by wire transfer of immediately available funds, at Closing, the sum of $3,706,700 subject to adjustment pursuant to
Section 8.24 hereof (the "Purchase Price") and (ii) assume the Assumed Liabilities. A portion of the Purchase Price equal to $1,000,000 (the "Escrowed Amount") shall be delivered by Sellers to the Escrow Agent (as hereinafter defined) pursuant to Section 4.2 hereof.

     4.2  Escrow.  At the Closing, Sellers shall deliver the Escrowed Amount to
          ------
Squadron, Ellenoff, Plesent & Sheinfeld, LLP, as escrow agent (the "Escrow Agent") pursuant to an Escrow Agreement (the "Escrow Agreement"), in form and substance reasonably satisfactory to the parties. Upon the first anniversary of the Closing Date, the Escrow Agent, pursuant to the terms of the Escrow Agreement, shall release to Sellers $500,000 (subject to the terms of the Escrow Agreement). The remainder of the Escrowed Amount shall be released to Sellers on the second anniversary of the Closing Date (subject to the terms of the Escrow Agreement). The Escrowed Amount shall be held by the Escrow Agent pursuant to the terms of the Escrow Agreement. The fees of the Escrow Agent shall be borne equally by Sellers, on the one hand, and Buyer and Orbit, on the other hand.

     4.3  Closing Adjustment.  On the day immediately prior to the Closing Date,
          ------------------
a physical inventory of the Inventory shall be taken by the employees of Sellers in accordance with past practices and mutually agreed upon procedures, subject to the supervision of Sellers and Buyer and their respective accountants. A final statement (the "Final Statement") shall be prepared by Sellers and Sellers' accountants based upon and from the results of such physical inventory and the books and records of Sellers as of 11:59 p.m., New York time, on the day prior to the Closing Date. Such Final Statement shall set forth (a) the net book value of (i) the Fixed Assets (the "Final Fixed Assets Valuation"), and
(ii) the Inventory ("Final Inventory Valuation Amount" and, together with the Final Fixed Assets Valuation and the "Goodwill Valuation" (as hereinafter defined), the "Final Valuation Amount") as of 11:59 p.m., New York time, on the day prior to the Closing Date and (b) the location of each item of Inventory as of such time. The Final Statement shall be prepared in accordance with generally accepted accounting principles applied on a basis consistent with the Financial Statements (as hereinafter defined) heretofore delivered to Buyer and Sellers' past practices. The reserves for damaged, obsolescent and excess inventory set forth on the Final Statement shall be determined consistent with past practices utilized in connection with the preparation of such Financial Statements. Sellers and Buyer hereby acknowledge that the "Goodwill Valuation" is $1,031,700. Sellers shall deliver to Buyer the Final Statement not later than thirty (30) days after the Closing Date. In the event of a dispute between Buyer and Sellers as to the proper treatment or reporting of any matters set forth in the Final Statement, within five Business Days following delivery of such Final Statement to Buyer, such dispute shall be referred for determination in New York, New York by a third party nationally recognized firm of independent public accountants mutually acceptable to Buyer and Sellers. In connection with its review, such third party accounting firm shall have the right to undertake such auditing procedures as it may deem appropriate and to examine all work papers utilized in connection with the accounting and preparation of the Final Statement. Upon delivery to Buyer and Sellers of a statement in writing setting forth the conclusions of the third party accounting firm's opinion of the disputed item or items and the effect of such conclusions on the Final Statement, such determinations (in the absence of manifest error) shall be final and binding upon Buyer and Sellers without any further right of appeal. Costs and fees of such third party accounting firm shall be borne equally by Buyer, on the one hand, and Sellers, on the other hand.

     When the Final Valuation Amount is finally determined pursuant to this
Section 4.3, the Purchase Price shall be adjusted in the following manner:

               (i) If the Final Valuation Amount is greater than the Purchase Price, Buyer shall pay an amount equal to such excess to Sellers in accordance with Section 4.4 hereof;

               (ii) If the Final Valuation Amount is less than the Purchase Price, Sellers shall pay an amount equal to the difference to Buyer in accordance with Section 4.4 hereof.

          For purposes of this Agreement, the "Adjusted Purchase Price" shall mean the Purchase Price minus any shortfall amount paid by Sellers to Buyer or plus any excess amount paid by Buyer to Sellers, as the case may be.

     4.4  Adjustment Payments.
          -------------------
          Amounts to be paid by Sellers to Buyer or Buyer to Sellers, as the case may be, pursuant to Section 4.3 hereof (the "Adjustment Payment") shall be paid by delivery of a certified or official bank check or wire transfer of immediately available funds within 15 days of delivery to Buyer of the Final Statement or settlement of any disputes with regard to the Final Statement. Any Adjustment Payment not made within such period shall bear interest at the rate of two percent (2%) above the prime rate as reported from time to time in The
                                                                          ---
Wall Street Journal (the "Default Rate"); provided, however, that in the event
---- ------ -------
that there is a dispute with regard to the Final Statement which is resolved in accordance with Section 4.3 hereof, the Adjustment Payment shall bear interest at the rate of six percent (6%) from the date of the Final Statement until the 15th day following the resolution of the dispute and thereafter at the Default Rate.

     4.5  Allocation of Purchase Price.  The parties to this Agreement agree to
          ----------------------------
allocate the Purchase Price and the Adjusted Purchase Price in accordance with the rules under Section 1060 of the Code, and the Treasury Regulations promulgated thereunder, and in accordance with the Final Statement (as adjusted pursuant to the provisions of Section 4.3 hereof) and no party shall take a position inconsistent therewith.

5.   Closing.  Upon the terms and conditions set forth herein, the Closing shall
     -------
take place at the offices of Squadron, Ellenoff, Plesent & Sheinfeld LLP, 551 Fifth Avenue, New York, New York 10176, at 10:00 a.m. local time on the Business Day following the day on which all conditions to each party's obligation to close hereunder shall have been satisfied or waived or such later date as mutually agreed to by the parties. The parties agree that time is of the essence and will take all actions reasonably necessary to effectuate the Closing at the earliest practicable date. The date upon which the Closing occurs is referred to herein as the "Closing Date."

6.   Representations and Warranties of Sellers.  Sellers hereby jointly and
     -----------------------------------------
severally represent and warrant to Buyer and Orbit as follows:

     6.1  Sellers' Organization and Authority.  Each Seller is a corporation
          -----------------------------------
duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and lawful authority to carry on its business as it is currently being conducted and all necessary licenses and permits material to its business as it is currently being conducted, and to own, operate and lease the Assets. Each Seller is duly qualified or licensed to do business as a foreign corporation and is in good standing as a foreign corporation in each jurisdiction in which the ownership, operation or lease of the Assets or the conduct of its business or location of its properties requires qualification or licensing to do business as a foreign corporation and in which the failure so to qualify could have a material adverse effect on either Seller or the Assets.

     6.2  Authorization.  Each Seller has all requisite corporate power and
          -------------
authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform fully its obligations hereunder except for the approval of the Plan of Complete Liquidation and Dissolution of Astrosystems (the "Plan") and this Agreement by the holders of a majority of all outstanding shares of Astrosystems entitled to vote thereon ("Shareholder Approval"). The execution, delivery and performance of this Agreement by each Seller and the consummation by each Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action of each Seller except for the Shareholder Approval, and no other board of directors, shareholder or other corporate proceeding by or on behalf of either Seller is necessary to authorize the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated hereby. This Agreement constitutes, and each document and instrument contemplated by this Agreement to be executed by either Seller, when executed and delivered in accordance with the provisions hereof, shall constitute, the valid and legally binding obligations of Sellers, enforceable against each of them in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally; (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (iii) the Shareholder Approval.

     6.3  Freedom to Contract.  Subject to receipt of the consents and approvals
          -------------------
described in Schedule 6.3 hereto, the execution, delivery and performance of this Agreement by each Seller and the consummation by each Seller of the transactions contemplated hereby will not: (i) violate or conflict with any provision of the certificate of incorporation or by-laws of either Seller, (ii) violate any of the terms, conditions or provisions of any law, rule, statute, regulation, order, writ, injunction, judgment or decree of any court, governmental authority or regulatory agency, or (iii) conflict with or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, indenture, debenture, security agreement, trust agreement, Lien, mortgage, lease, agreement, license, franchise, permit, guaranty, joint venture agreement or other agreement, instrument or obligation, oral or written, to which either Seller is a party (whether as an original party or as an assignee or successor) or by which it or any of its properties is bound. Except as set forth on
Schedule 6.3 hereto, no authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any court or Governmental Authority, is required in connection with either Seller's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

     6.4  Financial Statements.
          --------------------

          (a) The consolidated balance sheets of Sellers as at June 30, 1993, 1994 and 1995, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended June 30, 1993, 1994, and 1995, including the footnotes thereto, certified by Richard A. Eisner & Co., independent certified public accountants to Sellers, which have been delivered to Buyer (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, and fairly present in all material respects the financial condition, results of operations and cash flows of Sellers as of the dates thereof and for the periods presented.

          (b) The accounting and financial records of Sellers have been prepared and maintained in accordance with sound bookkeeping practices. Sellers maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability by division, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability by division for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     6.5  Absence of Undisclosed Liabilities.  Neither Seller has any direct or
          ----------------------------------
indirect material indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued or unaccrued, absolute, contingent or otherwise, relating to the Acquired Businesses, including, without limitation, liabilities on account of Taxes, other governmental charges or lawsuits brought, whether or not of a kind required by GAAP to be set forth on a financial statement ("Liabilities"), other than Liabilities that (i) were fully and adequately reflected on the Financial Statements or (ii) were incurred since June 30, 1995 in the ordinary course of business. Neither Seller has any knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of either Seller or any successor to the Acquired Businesses except in the ordinary course of the Acquired Businesses, which may affect the Acquired Businesses following the Closing.

     6.6  No Material Adverse Change.  Since June 30, 1995, except as described
          --------------------------
in the SEC Documents (as hereinafter defined), there has been no material adverse change in the assets, properties, business or condition, financial or otherwise, of either the Military Division or Behlman, and neither Seller knows of any such change which is threatened, nor has there been any damage, destruction or loss materially affecting the assets, properties, business or condition of either the Military Division or Behlman whether or not covered by insurance.

     6.7  Title to and Condition of Assets; Encumbrances, etc.  Sellers have
          ---------------------------------------------------
good title to all of the Assets, free and clear of all Liens, except for Permitted Liens. The instruments of transfer required to be executed and delivered by Sellers at the Closing pursuant to Section 9.1 hereof will be effective to vest in Buyer good title to the Assets, free and clear of any and all Liens, other than Permitted Liens. Schedule 6.7(b) hereto sets forth a true and complete listing of each of the Assets, other than Inventory and Intellectual Property, owned by (a) Astrosystems and used in its Military Division and (b) Behlman, having a net book value as of June 30, 1995 in excess of $1,000. Schedule 6.7(c) sets forth, as of a recent date, the locations where Inventory is located and the approximate amount at each such location. All such Assets are the property of Sellers, except as disclosed on Schedule 6.7(c). No third party has any rights to purchase any of the Assets, or any interest therein or portion thereof, including rights of first offer or first refusal.

     6.8  Absence of Certain Changes.  Except as set forth on Schedule 6.8
          --------------------------
hereto, since June 30, 1995:

          (a) Astrosystems has operated the business of the Military Division and Behlman has operated its business in the ordinary course consistent with past practice;

          (b) Neither Seller has entered into any transaction, commitment, contract or agreement relating to the Acquired Businesses except in the ordinary course of business consistent with past practice;

          (c) Neither Seller has been engaged in a dispute with (i) any third party with regard to any Contract or (ii) a material customer.

          (d) There has not been any event that would materially impair Sellers' ability to perform their respective obligations under this Agreement;

          (e) Neither Seller has entered into any transaction affecting the Acquired Businesses with any director, officer or 5% shareholder of either Seller or with any Affiliate.

          (f) Neither Seller has sold, assigned, leased or transferred any Assets, other than the sale of inventory in the ordinary course of business consistent with past practice;

          (g) Neither Seller has (i) incurred any severance or termination pay liability to any employee of the Military Division or Behlman except as set forth in Schedule 6.8 hereof; (ii) entered into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any employee of the Military Division or Behlman or (iii) granted any increase in compensation, bonus or other benefits payable to any employee of the Military Division or Behlman;

          (h) There has not been any material damage, destruction or other casualty loss (whether or not covered by insurance) affecting the Acquired Businesses or the Assets;

          (i) Neither Seller has written down the value of any tangible assets of the Acquired Businesses or made any other write-downs or write-offs with respect to the Acquired Businesses, except write-downs and write-offs in the ordinary course of business in accordance with GAAP and consistent with past practice, as reflected on the Financial Statements, or made any change in its accounting methods or practices with respect to the Acquired Businesses, or made any change in depreciation or amortization policies or rates adopted by it;

          (j) Neither Seller has cancelled, waived or released any right or claim relating to the Acquired Businesses;

          (k)  Neither Seller has mortgaged, pledged or encumbered any Asset;

          (l) Neither Seller has materially changed any of its business policies with respect to the Acquired Businesses, including, without limitation, advertising, marketing, pricing, purchasing, personnel, sales, returns or product acquisition policies; and

          (m)  Neither Seller has agreed to do any of the foregoing.

     6.9  Contracts, etc.
          --------------

          (a) Schedule 6.9 hereto contains a complete and accurate list of the following Contracts, in each case, to which either Astrosystems, on behalf of the Military Division, or Behlman is a party and which primarily relate to the Acquired Businesses:

               (i) Contracts for the purchase or sale of goods or other personal or intangible property, or for the furnishing or receipt of services, involving in any individual Contract or a group of related Contracts more than $10,000 in connection with the purchase or sale of Inventory and $5,000 for any other goods or services;

               (ii) Contracts for the lease of any personal property involving in any individual Contract or a group of related Contracts rental obligations in excess of $1,000 per month;

               (iii)     Contracts involving a license with third parties;

               (iv) Contracts directly or indirectly restricting the ability of Seller to compete in any line of business with any person or entity;

               (v) Contracts with distributors, agents, salesmen and sales representatives or involving the payment of commissions or other consideration or discounts with respect to the sale of Sellers' products;

               (vi) Contracts with any Governmental Authority;

               (vii) Contracts with an advertising or public relations agency, as well as any Contracts relating to marketing or co-marketing or tie-ins with other products or services;

               (viii) Contracts containing any exclusive arrangements which (A) are in favor of either Seller, or (B) restricting either Seller;

               (ix) Contracts containing secrecy, non-competition or similar arrangements between either Seller and any of its current or former employees or consultants;

               (x)  Contracts between either Seller and any Affiliate thereof;

               (xi) Contracts with importers, customs or other brokers, warehouse operators, designers and manufacturers; and

               (xii) Contracts not entered into the ordinary course of the Acquired Businesses in accordance with past practice.

     Sellers have heretofore delivered or made available to Buyer true and complete copies of all written Contracts listed on Schedule 6.9, and a summary of the material terms of each oral Contract listed on such Schedule.

          (b) Each Seller has complied with and performed in all material respects all of its obligations required to be performed under all of the Contracts listed on Schedule 6.9 hereof to which it is a party, and is not in default in any material respect under any of them; and no event has occurred which, with or without the giving of notice, lapse of time or both, would constitute a default thereunder in any material respect. Neither Seller has received written notice cancelling, terminating or repudiating or exercising any option under any Contract to which it is a party and has no knowledge that any party has failed to comply with or perform all of its obligations required to be performed under any such Contract or that an event has occurred which, with or without the giving of notice, lapse of time or both, would constitute a default by such party thereunder, in any case which would have a material adverse effect on the Acquired Businesses. Neither Seller has any knowledge that the award or validity of any Contract is being contested by a third party. In addition, neither Seller has any knowledge (i) that the products and services called for by an unfinished contract having material value cannot be supplied by or to the Seller who is a party to such Contract in accordance with the time specifications of such Contract and (ii) of any facts or circumstances which make a default by any party to any such Contract likely to occur subsequent to the date hereof.

          (c) Except to the extent that third-party consents are required for the assignment of any Contract to Buyer, as disclosed on Schedule 6.3 hereto, all Contracts listed on Schedule 6.9 hereof are currently enforceable and shall be enforceable after the Closing by Buyer in accordance with their respective terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     6.10 Employee Matters.
          ----------------

          (a) Except as set forth on Schedule 6.10(a) hereto, neither Seller currently, or has within the last two years, for the benefit of current or former employees of the Military Division or Behlman, maintains, administers or contributes to any: (i) "employee benefit plans" ("Benefit Plans") within the meaning of Section 3(3) of ERISA; (ii) employment contracts (and any related agreements); (iii) severance arrangements, (iv) bonus or other incentive compensation arrangements; (v) fringe benefit or perquisite plans or arrangements; (vi) deferred compensation arrangements; (vii) non-competition arrangements; and (viii) other material remunerative arrangements, and Seller has provided Buyer copies or descriptions of such plans, contracts and arrangements. All Benefit Plans set forth on Schedule 6.10(a) are and have been maintained in full compliance with their terms and all requirements of applicable law.

          (b) There are no collective bargaining or other agreements between either Seller and any union or other employee organizations relating to employees of the Military Division or Behlman (collectively, the "Companies").

          (c) Except as set forth in Schedule 6.10(c) hereof, neither Seller nor any member of Sellers' Group has, within the preceding six years, contributed to, or had an obligation to contribute to, any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA which is subject to Title IV of ERISA. As used in the preceding sentence, "Sellers' Group" includes any person who is, or was at the relevant time, a member of the same "controlled group of corporations" as either Seller (within the meaning of Section 414(b) of the Code), or under "common control" with either Seller (within the meaning of
Section 414(c) of the Code). Neither Seller has, within the preceding six years, maintained or contributed to a multiemployer pension plan, as defined in
Section 3(37) of ERISA, is not liable for any withdrawal or partial withdrawal liability with respect to any multiemployer or pension plan and neither Seller nor Buyer will become liable therefor as a result of the transactions contemplated by this Agreement.

          (d) (i) Each Seller is in compliance in all material respects with all applicable laws relating to the employment practices, terms and conditions of employment and wages and hours with respect to the current employees of each of the Military Division and Behlman (the "Employees"); (ii) there are no material controversies pending or, to Seller's knowledge, threatened, between either Seller and any employees, prospective employees, former employees or retirees of the Military Division or Behlman, except as set forth on Schedule 6.10(d) hereto; (iii) no unfair labor practice complaints have been filed against either Seller or with the National Labor Relations Board (the "NLRB") relating to Employees, and neither Seller has received any notice or communication reflecting an intention or a threat to file any such complaint;
(iv) there is no labor strike, dispute, slow-down or stoppage pending or, to Sellers' knowledge, threatened against either Seller relating to Employees; (v) no representation petition is pending or threatened with the NLRB against either Seller relating to Employees; (vi) except as disclosed on Schedule 6.10(d) attached hereto, each Seller has paid in full to all Employees all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees, including those arising under any policy, practice, agreement, program, statute or other law; and (vii) except as set forth on
Schedule 6.10(d) hereto, neither Seller has closed any facility, effectuated any layoffs of employees or implemented any early retirement, separation or window program within its past three fiscal years, in each case with respect to Employees, nor has either Seller planned or announced any such action or program for the future.

          (e)  Schedule 6.10(e) hereto contains a correct and complete list of
(i) the names and current annual salary rates of all Employees; (ii) the names and amounts, if any, paid, accrued or to be paid to Employees under any bonus, incentive or similar plans on and after January 1, 1995; and (iii) all vacation and sick pay accrued or anticipated to be accrued in respect of obligations of Sellers to Employees up to and including the Closing Date. Except as disclosed on Schedule 6.10(e) hereto no Employee will be entitled to any severance or other payments under any plan, agreement or arrangement maintained, administered or contributed to by Sellers solely as a result of the transactions contemplated hereby.

     6.11 Litigation.  Except as set forth in Schedule 6.11 hereto, there is no
          ----------
action, suit, inquiry, litigation or proceeding by or before any referee, mediator or arbitrator, or any court or governmental or other regulatory or administrative agency or commission, pending or, to either Seller's knowledge, threatened, nor, to either Seller's knowledge, is any investigation pending by or before any such Governmental Authority, against either Seller or relating to the Assets or the Acquired Businesses nor, to either Seller's knowledge, are there any facts which would provide a basis for any such action, suit, inquiry, litigation, proceeding or investigation, which, in each case if adversely determined, could have a material adverse effect on the Acquired Businesses or the Assets or which in any manner challenges or seeks injunctive or other non-monetary relief or seeks to prevent, enjoin, alter or delay any of the transactions contemplated hereby. Neither Seller is subject to any judgment, order or decree entered in any lawsuit or proceeding that might adversely affect Buyer's ability to conduct the business of the Acquired Businesses or Buyer's rights in the Assets after the Closing Date. Except as set forth on Schedule
6.11 attached hereto, neither Seller has any knowledge that a third party is contesting any Contract to which either Seller is a party nor is either Seller contesting the award of a contract to a third party.

     6.12 Permits.  Schedule 6.12 hereto lists all Permits necessary or required
          -------
in connection with the Acquired Businesses as presently conducted and the ownership by Sellers of the Assets. Sellers have obtained each such Permit and each such Permit is in full force and effect. Neither Seller has received notice that revocation is being considered with respect to any such Permit.
Each Seller has made all filings with, or notifications to, all Governmental Authorities necessary or required in connection with the Acquired Businesses as presently conducted and the ownership by Sellers of the Assets.

     6.13 Compliance with Law.   To the best knowledge of Sellers, neither
          -------------------
Seller is in violation, with respect to the Acquired Businesses, of any applicable federal, state, local or foreign law, rule, regulation, or ordinance, or any judgment, writ, decree, injunction, order or any other requirement of any court, Governmental Authority or arbitral or other dispute resolution body or agency, in each case which would have a material adverse effect on the Acquired Businesses, and no notice has been received by either Seller alleging any such violation.

     6.14 SEC Filings.  Securities and Exchange Commission Documents.
          -----------
Astrosystems has furnished to Buyer a true and complete copy of each statement, report and registration statement filed by Astrosystems with the Securities and Exchange Commission ("SEC") since January 1, 1994 (the "SEC Documents"), which are all of the documents (other than preliminary material) that Astrosystems was required to file with the SEC during such period. As of their respective filing dates, with respect to the Acquired Businesses, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading in any material respect, except to the extent corrected by a subsequently filed SEC Document.

     6.15 Intellectual Property.  Schedule 6.15 hereto lists or describes, with
          ---------------------
respect to the Acquired Businesses: (a) all unexpired United States and foreign copyright registrations and pending applications; (b) all unexpired United States and foreign patents and patent applications; (c) all United States and foreign trademarks, service marks, imprints, logos, trade dress, corporate, trade, assumed and other names, including those at common law and all registrations or applications to register the foregoing; and (d) all know-how, processes or trade secrets susceptible of legal protection; which (with respect to (a) through (d) above) (A) are owned by either Seller; or (B) are licensed to or by either Seller (collectively, the "Intellectual Property"). Except as set forth on Schedule 6.15 hereto, Sellers own or, in the case of any licenses, Sellers possess adequate, enforceable and assignable licenses or other rights to use all of the Intellectual Property, and all Drawings, including all part numbers designated by the United States government, free and clear of all Liens, without any conflict with the rights of others. Except as set forth on Schedule 6.15, all registrations for the Intellectual Property are valid and subsisting and in full force and effect. There are no existing or, to either Seller's knowledge, threatened, claims of any third party for infringement of the copyrights, patents or trademarks of others by either Seller, or unfair competition based on the use by, or challenging the ownership of or the right to use by, either Seller of any of the Intellectual Property. None of the Intellectual Property has been abandoned by Sellers or is subject to any outstanding order, decree, judgment, stipulation, injunction, written restriction or agreement restricting the scope or use thereof. To the Sellers' knowledge, there are no material infringing or diluting uses of the Intellectual Property.

     6.16 Tax Matters.
          -----------

          (a) For purposes of this Agreement, (i) "Taxes" shall mean all foreign, federal, state and local income, profits, franchise, gross receipts, payroll, sales, employment, use, property, transfer, excise, estimated, stamp, alternative or add-on minimum, environmental, withholding and any other taxes, duties, assessments, governmental charges or levies, together with all interest, penalties and other additions imposed with respect to such amounts; and (ii) "Tax Return" shall mean any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          (b) All Tax Returns required to be filed on or before the Closing Date by either Seller or any member of an affiliated group (within the meaning of Section 1504 of the Code) or other combined group of which either Seller is, or has been or will be a member on or before the Closing Date (an "Affiliated Group Member") have been or shall be timely filed (taking into account all properly granted extensions), and all Taxes indicated as due on such returns have been or shall be paid or accrued within the prescribed period or any extension thereof.

          (c) There are no Liens for taxes upon any property of Seller except for Liens for current Taxes not yet due. All amounts required to be withheld by

Sellers from employees for income taxes, social security and other payroll Taxes have been collected and withheld, and paid to the respective governmental agencies, or set aside in accounts for such purpose or accrued, reserved against and entered upon the books and records of the employer.

          (d) Neither Seller nor any Affiliated Group Member has executed or filed with any taxing authority any agreement extending the period for the assessment or collection of any Taxes, is a party to or has received any notice with respect to any threatened or pending action by any taxing authority for assessment or collection of Taxes, or is a party to any dispute or threatened dispute, in which an adverse determination would have a material adverse effect upon the Assets of the Acquired Businesses, and no such claim for assessment or collection of Taxes has been made upon Sellers or any Affiliated Group Member.

     6.17 Plant and Equipment.  The Fixed Assets are adequate and suitable for
          -------------------
the uses to which they are being put and constitute all of the fixed assets including, without limitation, equipment, necessary for the operation of the Acquired Businesses as they are currently being operated. To either Seller's knowledge, no condition exists with respect to any such Fixed Assets which would prevent, or require repair or modification thereof as a prerequisite to, Buyer's use thereof in the ordinary conduct of the Acquired Businesses except with respect to ordinary wear and tear and scheduled maintenance and repair that are not in the aggregate material in nature or in cost.

     6.18 Brokers.  Except as set forth on Schedule 6.18, Sellers have not,
          -------
directly or indirectly, employed or utilized the services of any investment banker, broker, finder, consultant or other intermediary in connection with this Agreement or the transactions contemplated hereby.

     6.19 Insurance.  Each Seller maintains insurance coverage and performance
          ---------
bonds on its properties and assets and with respect to the Employees and operations, covering risks which are customarily insured against by businesses similar to the Acquired Businesses. Schedule 6.19 hereto contains a correct and complete description of all such performance bonds, policies or binders of insurance with respect to the Acquired Businesses held by or on behalf of Sellers, or providing coverage for any of their respective properties or assets (in each case specifying the insurer, the amount of coverage, the type of insurance, the risks insured, the expiration date, and the policy number). To Sellers' knowledge, no state of fact exists and no event has occurred which reasonably might form the basis of any claim against either Seller or relating to the Acquired Business which might substantially increase the insurance premiums payable under or result in the cancellation or nonrenewal of any of the policies or binders listed on Schedule 6.19 hereto.

     6.20 Advertising, etc.  To Sellers' knowledge, neither the advertising nor
          ----------------
the promotional material used at any time by either Seller contained or contains any material untrue or misleading statements or claims.

     6.21 Transactions with Affiliates.  Neither Seller nor any of their
          ----------------------------
Affiliates owns, directly or indirectly, or has an interest, either of record or beneficially, in, any business, corporate or otherwise, which is a party to any agreement, business arrangement or course of dealing with either Seller relating to the Acquired Businesses, or any property or asset which is the subject of any agreement, business arrangement or course of dealing with either Seller relating to the Acquired Businesses.

     6.22 Restrictions.  Neither Seller nor any of their Affiliates is party to
          ------------
any agreement, commitment or arrangement which would, following the Closing, directly or indirectly restrict Buyer from carrying on the Acquired Businesses or any aspect thereof as is conducted immediately prior to Closing anywhere in the world.

     6.23 Full Disclosure.  All documents and other papers delivered by or on
          ---------------
behalf of Sellers in connection with this Agreement and the transactions contemplated hereby are true and complete in all material respects and authentic. The information furnished by or on behalf of Sellers to Buyer in connection with this Agreement and the transactions contemplated hereby does not contain any untrue statement of a material fact and does not omit to state any material fact necessary to make the statements made, in the context in which made, not false or misleading. Except as described in the SEC Documents, there is no fact which Sellers have not disclosed to Buyer which adversely affects, or to the knowledge of Sellers is likely to adversely affect, the business or condition (financial or other) of the Acquired Businesses or the ability of Sellers to perform this Agreement.

     6.24 Prohibited Payments.  Neither Sellers nor any of Sellers' respective
          -------------------
officers, directors, employees, agents or Affiliates has, directly or indirectly, (a) offered, paid or given, or agreed to pay or to give, to any person or entity, including any governmental official, employee, or agent or solicited, received or agreed to receive from any such person or entity, directly or indirectly, any money or anything of value (however characterized) for the purpose of or with the intent of obtaining or maintaining business or otherwise affecting, or in any manner relating to, the business, assets, condition (financial or otherwise), operations or prospects of either Seller or
(b) established or maintained any unrecorded fund or asset for any purpose or made any false entry on the books and records of Sellers for any reason, made or agreed to make, a reimbursement of any political gift or contribution made by any other person, to any candidate for federal, state, local or foreign office, which, with respect to both (a) and (b) above, is in violation of any law, or any rule, regulation or ordinance thereunder, of any federal, state local or foreign jurisdiction or not properly and correctly recorded or disclosed on the Financial Statements.

     6.25 Environmental Matters.
          ---------------------

          (a) To the best knowledge of Sellers, each of Behlman and Astrosystems with respect to the Military Division is in material compliance with all Environmental Laws (as hereinafter defined). Neither Seller has received any written communication from a governmental authority, citizens' group, employee or otherwise, that alleges that the Miliary Division or Behlman is not in such material compliance, and to Sellers' knowledge, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future. All material permits and other governmental authorizations required pursuant to the Environmental Laws relating to any property currently owned or operated by Sellers relating to the Acquired

Businesses ("Sellers' Facilities") have been obtained and are currently in force, and all such material permits and other governmental authorizations are identified in Schedule 6.25.

          (b) There are no Environmental Claims (as hereinafter defined) relating to any of Sellers' Facilities pending or, to either Seller's knowledge, threatened against or involving Sellers or, to either Seller's knowledge, against any person or entity whose liability for any Environmental Claim relating to any of Sellers' Facilities either Seller has retained or assumed either contractually or by operation of law.

          (c) True and correct copies of the Environmental Reports (as hereinafter defined) have been made available to Buyer and a list of all such reports, audits and assessments is set forth on Schedule 6.25.

          (d) "Environmental Laws" shall mean all applicable federal, state, district and local laws, all rules or regulations promulgated thereunder, and all orders, consent orders or judgments issued, promulgated or entered pursuant thereto, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata), including, without limitation, (i) laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, industrial materials, wastes or other hazardous or toxic substances into the environment and (ii) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other hazardous or toxic substances.

          (e) "Environmental Claims" shall mean all accusations, allegations, notices of violation, Liens, claims, demands, suits, or causes of action for any damage, including, without limitation, personal injury, property damage (including, without limitation, any depreciation or diminution of property values), lost use of property or consequential damages, based upon Environmental Laws or principles of common law relating to pollution or exposure to hazardous substances.

          (f) "Environmental Reports" shall mean any and all written analyses, summaries or explanations, in the possession or control of Sellers, of (a) the condition of the environment on or about Sellers' Facilities or (b) the compliance by the Acquired Businesses with Environmental Laws.

     6.26 Accounts Receivable, etc.  Schedule 6.26 hereto accurately sets forth
          ------------------------
the aging of the accounts receivable with respect to the Acquired Businesses as of November 30, 1995.

     6.27 Suppliers and Customers.
          -----------------------

          (a) Schedule 6.27(a) hereto sets forth a list of the ten largest customers of Behlman by dollar volume of revenues and each customer of the Military Division who, individually, constituted 10% or more of the Military Division's revenues, for the fiscal years ended June 30, 1995, 1994 and 1993 and for the three months ended September 30, 1995. Schedule 6.27(a) also sets forth a list of the ten largest suppliers of the Acquired Businesses by dollar volume of purchases for the fiscal year ended June 30, 1995 and for the three months ended September 30, 1995. Except as set forth on Schedule 6.27(b) attached hereto, since June 30, 1995, there has not been any material adverse change in the business relationship of Seller with respect to any such customer.

          (b) Except as set forth on Schedule 6.27(b) attached hereto, no single supplier or customer is of material importance to the business of the Acquired Businesses. Except as set forth on Schedule 6.27(b) attached hereto, the relationships of Sellers with the suppliers and customers of the Acquired Businesses are good commercial working relationships and during the last 12 months no supplier or customer of the Acquired Businesses has cancelled or otherwise terminated, or threatened in writing to cancel or otherwise terminate, its relationship with either Seller or has decreased materially, or threatened to decrease or limit materially, its services, supplies or materials to Sellers or its usage of Sellers' services or products, as the case may be. Except as set forth on Schedule 6.27(b) attached hereto, neither Seller has any notice that any such supplier or customer intends to cancel or otherwise modify its relationship with Sellers or to decrease materially or limit its services, supplies or materials to Sellers or its usage of the services or products of Sellers, and the acquisition of the Acquired Businesses by Buyer will not, to either Seller's knowledge, adversely affect the relationship of Buyer with any such supplier or customer.

     6.28 Orders and Commitments.  The backlog as at November 30, 1995 for all
          ----------------------
accepted and unfulfilled orders of the Acquired Businesses and anticipated delivery dates are set forth in Schedule 6.28 annexed hereto. Except as set forth on Schedule 6.28, there is no merchandise in the hands of Sellers' customers under a specific understanding with either Seller that such merchandise would be returnable.

     6.29 Correspondence.  Schedule 6.29 accurately set forth a list of all
          --------------
correspondence since January 1, 1994 between either Seller and any federal, state or local Governmental Authority or lobbyist which relates to the Acquired Businesses (other than invoices and correspondence with regard to Sellers' fulfillment of their respective obligations under existing contracts with any federal, state or local governmental Authority).

7.   Representations and Warranties of Buyer and Orbit.  Buyer and Orbit,
     -------------------------------------------------
jointly and severally, represent and warrant to, and covenant and agree with, Sellers as follows:

     7.1  Organization and Authority.  Each of Buyer and Orbit is a corporation
          --------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full corporate power and lawful authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement.

     7.2  Authorization of Agreement.  The execution, delivery and performance
          --------------------------
of this Agreement by each of Buyer and Orbit and the consummation by Buyer and Orbit of the transactions contemplated hereby have been duly authorized by all necessary corporate action by or on behalf of Buyer and Orbit, and no other board of directors, stockholder or other corporate proceedings by or on behalf of Buyer or Orbit is necessary to authorize the execution, delivery or performance of this Agreement or the performance of the transactions contemplated hereby. This Agreement constitutes, and each document and instrument contemplated by this Agreement to be executed by Buyer and Orbit, when executed and delivered in accordance with the provisions hereof shall be, the valid and legally binding obligations of each of Buyer and Orbit, enforceable against each of Buyer and Orbit in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally; and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     7.3  Brokers.  Neither Buyer nor Orbit has, directly or indirectly,
          -------
employed or utilized the services of any investment banker, broker, finder, consultant or other intermediary, in connection with this Agreement or the transactions contemplated hereby.

     7.4  Freedom to Contract.  The execution, delivery and performance of this
          -------------------
Agreement by each of Buyer and Orbit and the consummation by each of Buyer and Orbit of the transactions contemplated hereby will not (i) violate or conflict with any provisions of the certificate of incorporation or by-laws, each as amended, of each of Buyer and Orbit, (ii) violate any of the terms, conditions or provisions of any law, rule, statute, regulation, order, writ, injunction, judgment or decree of any court, governmental authority or regulatory agency, or
(iii) conflict with or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, indenture, debenture, security agreement, trust agreement, Lien, mortgage, lease, agreement, license, franchise, permit, guaranty, joint venture agreement or other agreement, instrument or obligation, oral or written, to which either Buyer or Orbit is a party (whether as an original party or as an assignee or successor) or by which it or any of its properties is bound. No authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any court or Governmental Authority is required in connection with either Buyer's or Orbit's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

8.   Further Agreements of the Parties.
     ---------------------------------

     8.1  Conduct of Business Pending Closing.  From the date hereof until the
          -----------------------------------
Closing Date or earlier termination of this Agreement, each Seller will:

          (a)  maintain its existence in good standing:

          (b) maintain the general character of the business of the Acquired Businesses and conduct such business in the ordinary and usual manner;

          (c)  maintain proper business and accounting records;

          (d) maintain the properties used in the business of the Acquired Businesses in good repair and condition, subject to normal wear and use; and

          (e) use its reasonable commercial efforts to preserve the business of the Acquired Businesses intact, to keep available to Sellers the services of their respective present officers and employees and to preserve the goodwill of their respective suppliers, customers and others having business relations with the Acquired Businesses.

     8.2  Prohibited Actions Pending Closing.
          ----------------------------------

          (a) Unless otherwise provided for herein or approved by Buyer in writing, from the date hereof until the Closing Date or earlier termination of this Agreement, neither Seller will:

               (i) amend or otherwise change its certificate of incorporation, By-Laws or other governing documents;

               (ii) mortgage, pledge or subject to Lien any of its material properties owned or used in connection with the business of the Acquired Businesses, or agree to do so;

               (iii) enter into or agree to enter into any agreement, contract or commitment (other than purchase and sale orders and other agreements, contracts and commitments incurred in the ordinary course of business which are consistent with historical business and pricing practices and which have a value of less than $10,000) with respect to the business of the Acquired Businesses;

               (iv) increase, or agree to increase, the compensation of any of its officers, directors or employees primarily engaged in the business of the Acquired Businesses by means of salary increase, bonus or otherwise (other than annual cost of living increases consistent with past practice);

               (v) sell or otherwise dispose of, or agree to sell or dispose of, any of its material assets or properties with respect to the business of the Acquired Businesses (other than purchase and sale orders incurred in the ordinary course of business); or

               (vi) amend or terminate any Contract to which either Seller is a party (other than in the ordinary course of business) or take action or fail to take any action, constituting any event of default thereunder.

          (b) From the date hereof through the Closing Date or earlier termination of this Agreement, neither Seller nor Buyer shall permit any of their respective officers, directors or employees to make any public statement or issue any press release with respect to (i) Sellers or their operations with respect to the business of the Acquired Businesses without the prior written approval of each party hereto, or (ii) the transactions contemplated hereby, unless such statement or release shall be jointly issued by Sellers and Buyer or such statements are required by law, rule or regulation (provided that the other party shall, to the extent practicable, be given an opportunity to review and consent to such statement or release).

     8.3  Insurance.  From the date hereof through the Closing Date or earlier
          ---------
termination of this Agreement, Sellers shall maintain in force (including necessary renewals thereof) the insurance policies listed on any Schedule hereto relating to the Acquired Businesses, except to the extent that they may be replaced with equivalent policies appropriate to insure the assets, properties and business of Seller to the same extent as currently insured at the same or lower rates or at rates approved by Buyer.

     8.4  Continued Effectiveness of Representations and Warranties of Sellers.
          --------------------------------------------------------------------
From the date hereof through the Closing Date or earlier termination of this Agreement, each Seller shall conduct its business in such a manner so that the representations and warranties contained in Section 6 shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and Buyer shall promptly be given notice of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement.

     8.5  Authorization.  Sellers will use their respective best efforts to
          -------------
obtain, and shall deliver to Buyer at Closing evidence satisfactory to Buyer as to, the authorization of its shareholders (with respect to Astrosystems) and Board of Directors with respect to the execution, delivery and performance of this Agreement by Sellers, including, without limitation, the transfer to Buyer of the Assets upon the terms and conditions set forth in this Agreement. In connection therewith, Astrosystems shall, as soon as practicable following the execution of this Agreement, prepare and file with the SEC any necessary amended proxy materials in connection with a special or annual meeting of the shareholders of Astrosystems to be called to approve, among other matters, this Agreement and the transactions contemplated hereby. Buyer acknowledges receipt of the preliminary proxy materials of Astrosystems filed with the SEC on January 3, 1996. Astrosystems shall provide Buyer with a draft of any such further preliminary versions of such amended proxy materials as promptly as possible, but in no event later than the date of their submission to the SEC and, with respect to the drafts of any final amended versions thereof, not later than the Business Day prior to their submission to the SEC. Such proxy materials shall comply as to form in all material respects with the Securities and Exchange Act of 1934, as amended, and subject to the fiduciary duties of the Board of Directors of Astrosystems, include a statement that (i) the Board of Directors of Astrosystems recommends to its shareholders approval of the transaction provided for by the terms of this Agreement, and (ii) to Astrosystems' knowledge, shares owned beneficially and of record by the directors and executive officers of Astrosystems will be voted for the proposal relating to the approval of this Agreement and the transactions contemplated hereby. Astrosystems shall diligently pursue clearance of such preliminary proxy materials by the SEC and, as soon as practicable after such clearance is obtained, hold such shareholders' meeting.

     8.6  Corporate Examinations and Investigations.  Prior to the Closing Date
          -----------------------------------------
or earlier termination of this Agreement, Buyer shall be entitled, through its employees and representatives, including, without limitation, Squadron, Ellenoff, Plesent & Sheinfeld, LLP and Richard A. Eisner & Co. to make such investigation of the Assets, properties, business and operations of Astrosystems and Behlman, and such examination of the books, records and financial condition of Sellers relating to the Acquired Businesses as Buyer reasonably requests.
Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and Sellers shall cooperate fully therein. Buyer shall reimburse Sellers for any reasonable professional (legal and accounting) fees incurred by Sellers in connection with such investigation; provided, however, that Buyer shall not be responsible for fees and expenses of Sellers' internal legal and accounting staff. No investigation by Buyer shall diminish or obviate any of the representations, warranties, covenants or agreements of Sellers under this Agreement. In order that Buyer may have full opportunity to make such business, accounting and legal review, examination or investigation as it may wish of the business and affairs of Sellers, Sellers shall furnish to the representatives of Buyer during such period all such information and copies of such documents concerning the affairs of the Acquired Businesses as such representatives may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully with such representatives in connection with such review and examination and to make full disclosure to Buyer of all material facts affecting the financial condition and business operations of the Acquired Businesses.

     8.7  Consent to Jurisdiction and Service of Process.  Subject to the
          ----------------------------------------------
provisions of Section 12.10 hereof, any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in New York County, State of New York, and each party agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives any offsets or counterclaims in any such action, suit or proceeding. Each party further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided, or by personal service on such party with a copy of such process mailed to such party by first class mail or registered or certified mail, return receipt requested, postage prepaid. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any jurisdiction other than New York in connection with actions initiated by third parties in such other jurisdictions.

     8.8  Expenses.  The parties to this Agreement shall bear their respective
          --------
expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants. Sellers shall bear all fees and expenses of OEM Capital.

     8.9  Indemnification for Fees of Brokers and Finders.  Buyer, on the one
          -----------------------------------------------
hand, and Sellers, on the other, agree to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of Buyer, on the one hand, or Sellers, on the other, and to bear the cost of legal expenses incurred in defending against any such claim.

     8.10 Consents; Terminated Agreements.
          -------------------------------

          (a) Sellers and Buyer shall use their respective best efforts to obtain at the earliest practicable date, by instruments in form and substance reasonably satisfactory to Buyer, all consents and approvals referred to in
Schedule 6.3 hereto (Buyer hereby acknowledging that the Shareholder Approval process is provided for in Section 8.5 hereof). If any consent is not obtained, Sellers shall, to the extent reasonably possible, keep the agreement in effect and shall give Buyer the benefit of the agreement to the same extent as if Sellers had not been excluded from assigning such agreement to Buyer, and Buyer shall perform the obligations and assume the Liabilities under the agreement relating to the benefit obtained by Buyer. Nothing in this Agreement shall be construed as an attempt to assign any agreement or other instrument that is by its terms not assignable without the consent of the other party.

          (b) Buyer hereby acknowledges and agrees that all sales representative agreements and commission agreements between either Seller, on the one hand, and third parties, on the other hand, as such relate to the Acquired Businesses, have been, or will be, terminated by Sellers prior to or following the Closing.

     8.11 Employment Matters.
          ------------------

          (a) Between the date of this Agreement and the Closing Date, Buyer shall offer employment, at base salaries comparable to their present base salaries, to all persons listed on Schedule 6.10(e) who are Employees on the Closing Date none of whom are employees governed by a collective bargaining agreement, except any such Employees who are on lay-off, leave of absence (other than maternity or family leave, sick leave or short-term disability) or long-term disability ("Eligible Employees"). Such employment would commence on the Closing Date, except with respect to any such Employees on maternity or family leave, sick leave or short-term disability, in which case the employment with Buyer would commence on the date such person returns to work. Those employees of Sellers accepting an offer and commencing employment with Buyer are herein referred to as "Transferred Employees."

          (b) Sellers shall assume, retain responsibility for and continue to pay, in accordance with the terms of the applicable employer plans, any hospital, medical or other health care, life insurance, short and long term disability, travel accident or other plan benefits and expenses for each employee or former employee of Sellers (including each Transferred Employee) with respect to claims incurred by such employee or his or her covered dependents prior to the Closing Date or other costs in respect of any such plan coverage for periods prior to the Closing Date (including, without limitation, any residual deficits due Blue Cross, Blue Shield or otherwise), and, with respect to such employees who are not Transferred Employees (and their covered dependents), claims incurred whether before, on or after the Closing Date to the extent provided under the terms of the applicable plans or by law. Buyer shall be responsible for and pay, in accordance with the terms of any applicable employer plan (to the extent, if any, Buyer maintains any such plans after the Closing Date) any hospital, medical or other health care, life insurance, short and long term disability, travel accident or other plan benefits and expenses for each Transferred Employee with respect to claims incurred by such Transferred Employee or his or her covered dependents on or after the Closing Date. For purposes of this Section 8.11(b), any hospital, medical or other health care or dental claim will be deemed incurred when the services giving rise to the claim are first performed and any other claim will be deemed incurred when the event that is the basis of the claim first occurred. With respect to any employee of Sellers or his or her covered dependent who is on short or long term disability or hospitalized on the Closing Date, Sellers shall assume, retain responsibility for and pay, in accordance with the terms of the applicable plan, all salary continuation benefits and expenses of such person until the end of any such disability and all benefits and expenses incurred by such employee or covered dependent in connection with such hospitalization, as the case may be. Notwithstanding the foregoing provisions of this Section 8.11(b), Sellers shall cooperate upon Buyer's request to provide for Buyer to assume any employer welfare benefit plan (and any underlying insurance policy used to fund such plan) applicable to Transferred Employees as in Buyer's sole discretion it deems appropriate.

          (c) Sellers shall be liable for any amounts to which any employee of Sellers becomes entitled under any severance policy, plan, agreement, arrangement or program (whether or not covered by ERISA) maintained by Sellers which exists or arises or may be deemed to exist or arise under the terms thereof or any applicable law in respect of the period prior to and on the Closing Date. Buyer shall be solely responsible for the payment of any severance amounts due to Transferred Employees.

          (d) Sellers shall assume, retain responsibility for and shall make payments of any vacation or sick pay or compensatory pay in respect of Employees for the period up to and including the Closing Date, whether or not such Employees are Transferred Employees. Specifically, all payments for any accrued vacation time for the Transferred Employees prior to the Closing Date shall be satisfied by Sellers prior to the Closing.

          (e) Nothing in this Agreement shall be construed as creating an express or implied contract of employment or a guarantee of employment with Buyer or any of its affiliates for any period of time after the Closing Date, nor shall anything in this Agreement confer upon any Transferred Employee any right to continue in the employ of Buyer or any of its affiliates after the Closing Date or interfere with, or restrict in any way, the rights of Buyer, which are hereby expressly reserved, to terminate the employment of any employee at any time for any reason whatsoever.

          (f) Sellers shall be responsible for all obligations and liabilities under the Workers Adjustment and Retirement Notification Act of 1988, as amended, and each similar state law ("WARN"), with respect to Employees by reason of their severance or other termination of employment prior to the Closing Date and Buyer shall be responsible for all such obligations and liabilities under WARN with respect to Employees by reason of their severance or other termination of employment on or after the Closing Date.

          (g) Buyer shall establish medical and dental plans which will, or cause its existing medical and dental plans to, (i) immediately, and without any waiting period, be available to cover each Transferred Employee (and dependents and beneficiaries thereof) as of the Closing Date, and (ii) waive any limitation on coverage due to pre-existing conditions for Transferred Employees (and dependents and beneficiaries thereof) who previously participated in Sellers' medical plan or any HMO offered by Sellers.

          (h) Sellers shall remain obligated to offer COBRA continuation coverage to its covered employees (other than the Transferred Employees), former employees and their qualified beneficiaries to the extent required by applicable law, and Sellers agree to jointly and severally indemnify and hold Buyer harmless from any claims for COBRA continuation coverage made by or on behalf of such employees and their qualified beneficiaries who are (i) receiving COBRA continuation coverage at the Closing, or (ii) with respect to whom a qualifying event occurred prior to the Closing and for which the applicable election period for COBRA continuation coverage has not expired as of the Closing Date or (iii) with respect to whom a qualifying event occurs as a result of the Closing of the transaction contemplated by this Agreement; in each case, other than claims for COBRA continuation coverage under Buyer's group health plans arising in connection with any termination of a Transferred Employee's employment with Buyer or its Affiliates after the Closing Date.

     8.12 Further Assurances.  The parties shall cooperate and use reasonable
          ------------------
efforts to cause all conditions to the Closing hereunder to be satisfied as promptly as practicable. From and after the Closing, Sellers, on the one hand, and Buyer, on the other hand, agree to execute and deliver such further documents and instruments and to do such other acts and things as Buyer or Sellers, as the case may be, may reasonably request in order to effectuate the transactions contemplated by this Agreement. In the event any party shall be involved in litigation, threatened litigation or government inquiries with respect to a matter involving either Seller, the other parties shall also make available to such first party, at reasonable times and subject to the reasonable requirements of its or his own business, such of its or his personal information relevant to the matters, provided such first party shall reimburse the providing party for its or his reasonable costs for employee time incurred in connection therewith if more than one business day is required. Following the Closing, the parties will cooperate with each other in connection with tax audits and in the defense of any legal proceedings, consistent with the other provisions for defense of claims provided in Article 10 to the extent such cooperation does not cause unreasonable expense, unless such expense is borne by the requesting party.

     8.13 Notices of Certain Events.
          -------------------------

          (a)  Sellers and Buyer shall promptly notify the other of:

               (i) any notice or other communication of which any party has knowledge from any person alleging that the consent of such person is or may be required in connection with this Agreement and the transactions contemplated hereby;

               (ii) any notice or other communication of which any party has knowledge from any governmental or regulatory agency or authority in connection with this Agreement and the transactions contemplated hereby;

               (iii) any actions, suits, charges, complaints, claims, investigations or proceedings commenced or, to any party's knowledge, threatened against, relating to, involving or otherwise affecting, the Assets or the business of the Acquired Businesses which, if pending on the date of this Agreement, would have been required to be disclosed pursuant to Section 6.13 hereof or which relate to the consummation of the transactions contemplated hereby;

               (iv) any material adverse change in the Assets or the Acquired Businesses or of any event that would materially impair either Seller's ability to perform its obligations under this Agreement; and

               (v) any notice of termination, voiding or reduction of any insurance policy, as described in Section 8.3 hereof, or any written notice regarding any material insurance claim.

          (b) Sellers shall promptly notify Buyer of any adverse change in order backlog or sales prospects of either Seller.

     8.14 Noncompetition; Nondisclosure.
          -----------------------------

          (a)  Noncompetition.  Each of the Sellers and Seymour Barth, Elliot
               --------------
Bergman and Gilbert Steinberg (collectively, the "Principal Stockholders") will not, for a period of three years following the Closing (the "Noncompetition Period"), (i) engage or participate in, directly or indirectly (whether as a lender, investor, shareholder, consultant or partner, or in any other manner or capacity), or lend its name (or any part or variant thereof) to, any business which is, or as a result of Sellers' or Principal Stockholders' engagement or participation would become, competitive with the business of the Acquired Businesses as currently conducted by Sellers, including, in any event, any business involving the manufacture or sale of power supplies, AC power sources, frequency converters, UPS and associated analytical equipment or other electronic equipment which are the same as or similar to those manufactured by the Acquired Businesses; provided, however, that Astrosystems may continue to engage in any business (other than the business of the Acquired Businesses) conducted by Astrosystems prior to the date hereof; (ii) solicit, interfere with or endeavor to entice away from Buyer or otherwise deal, directly or indirectly, in a competitive manner with any customers doing business with Buyer as the successor to the business of the Acquired Businesses; (iii) employ, hire, solicit, be associated with or otherwise interfere with or endeavor to entice away any officer, director, employee, or agent of Buyer; (iv) engage in or participate in, directly or indirectly, any business conducted under any name that shall be the same as or similar to any trade name used by Buyer (including the name "Behlman"); or (v) materially interfere with the operation by Buyer of the Acquired Businesses or engage in any act that would be injurious to Buyer's business reputation or detract from the goodwill acquired pursuant hereto. Notwithstanding the foregoing, it is expressly understood and agreed that ownership for investment of less than 5% of the outstanding shares of capital stock of a corporation listed on a national securities exchange or actively traded in the over-the-counter market that would otherwise be prohibited by clause (i) above shall not be deemed to constitute a breach of such provision, provided that Seller shall not be in a control position with regard to any corporation described in clause (i) above. Sellers and Principal Stockholders are entering into the foregoing covenant to assure Buyer of the transfer of the goodwill of the business of the Acquired Businesses and in order to induce Buyer to consummate the transactions contemplated by this Agreement.

          (b)  Nondisclosure.  Neither Sellers nor any of their respective
               -------------
officers or directors shall, at any time after the date of this Agreement, divulge, furnish or make accessible to anyone the following information ("Proprietary Information"): any confidential knowledge or information with respect to confidential plans, ideas or know-how of the Acquired Businesses or any other confidential or secret aspects of the business of the Acquired Businesses (including, without limitation, customer lists, lists of suppliers, or any pricing or commission arrangements); provided, however, that the foregoing provision shall not apply to any information which is or becomes generally available to the public through no breach of this Agreement or which, in the opinion of counsel, is required by law, rule or regulation to be disclosed. If at any time Sellers or any of their respective officers, directors or employees is requested or required (by oral questions, interrogatories, requests for information or documents, subpoenas or similar legal process) to disclose any Proprietary Information, Sellers shall promptly notify Buyer and shall refrain from making such disclosure so that Buyer may, at its own expense, seek an appropriate protective order in a prompt manner and/or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, in the reasonable written opinion of counsel to Sellers, disclosure of Proprietary Information to any tribunal or any governmental agency is required to avoid liability for contempt or any other penalty, then Sellers or their respective officers, directors or employees, as applicable, may disclose such Proprietary Information to such tribunal or agency without liability hereunder; provided, however, that Buyer shall promptly be notified of such decision. Sellers are aware that material and irreparable injury would be done to Buyer if either such party would divulge Proprietary Information to competitors of Buyer. Sellers recognize and acknowledge that the Proprietary Information constitutes a valuable, special and unique asset of the business of the Acquired Businesses.

          (c) If either Seller breaches, or threatens to commit a breach of, any of the provisions of Sections 8.14(a) or 8.14(b) (the "Restrictive Covenants"), Buyer shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Buyer under law or in equity:

               (i) The right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to Buyer and that money damages would not provide an adequate remedy to Buyer.

               (ii) The right and remedy to require Sellers to account for and pay over to Buyer all compensation, profits, monies, accruals, increments or other benefits derived or received by Sellers as the result of any transactions constituting a breach of the Restrictive Covenants.

          (d) Sellers acknowledge and agree that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

     8.15 Access to Records.  After the Closing Date, Buyer, on the one hand,
          -----------------
and Sellers, on the other hand, shall give, or cause to be given, to the other party, during normal business hours at their premises, reasonable access to the personnel, properties, contracts, books, records, files and documents of or relating to Sellers (with respect to the Acquired Businesses), on the one hand, and the Acquired Businesses, on the other hand, and shall allow the other party (at the expense of the other party) to make copies of all titles, contracts, books, records, files and documents, as is reasonably necessary for the other party's legitimate business purposes. No party will destroy any such contracts, books, records, files or documents without first notifying the other parties in writing and providing them with the opportunity to take possession thereof.

     8.16 Use of "Astrosystems" Name.  Astrosystems hereby grants to Buyer the
          --------------------------
personal, nontransferable, non-exclusive right to use the name "Astrosystems" in connection with Buyer's operation of the Acquired Businesses for a period of one year following the Closing Date.

     8.17 Bulk Sales Law.  The transactions contemplated hereby shall be
          --------------
consummated without compliance with Bulk Sales Laws. If by reason of any applicable Bulk Sales Law, any claims are asserted by creditors of Sellers, such claims shall be the responsibility of Buyer in the case of claims arising under any of the Assumed Liabilities, or the responsibility of Sellers in the case of claims arising under any other liabilities other than the Assumed Liabilities.

     8.18 SEC Filings.  Prior to the Closing Date or earlier termination of this
          -----------
Agreement, Astrosystems shall, to the extent practicable, deliver to Buyer, not later than the Business Day prior to the filing thereof, any document proposed to be filed with the SEC.

     8.19 Accounts Receivable.  Following the Closing, Buyer shall collect, on
          -------------------
Sellers' behalf, all accounts receivable of Sellers. Buyer shall remit to Sellers all such amounts it collects on Sellers' behalf within 10 days following receipt thereof. The foregoing shall not be construed to limit Sellers' right to collect any and all accounts receivable that are overdue; provided, however, that with regard to any accounts receivable which are disputed, for a period of one year following the date of the invoice related to the disputed receivable, Sellers shall not turn over such receivable to a collection agency without the consent of Buyer. Buyer shall have the option, exercisable up to the first anniversary of the date of the invoice relating to a receivable, to purchase, on a dollar-for-dollar basis, Sellers' then outstanding accounts receivable which relate to the Acquired Businesses. Sellers and Buyer hereby agree that with regard to invoices relating to the accounts receivable which may be billed by Sellers between the date hereof and the Closing Date, such accounts receivable shall be for the account of Buyer if the inventory relating to such receivable is not shipped prior to the Closing Date. Sellers represent that, as of the date hereof, there are no outstanding accounts receivable for which inventory has not been shipped. In such event, if any such receivables are collected prior to the Closing Date, the Purchase Price shall be reduced dollar-for-dollar by an amount equal to such collected receivables. If such accounts receivable are collected following the Closing Date, Sellers shall promptly remit any such amounts to Buyer.

     8.20 Exclusivity.  Prior to the earlier of termination of this Agreement or
          -----------
February 15, 1996, neither Seller shall, directly or indirectly, through any officer, director, employee, agent or otherwise (including through any investment banker, attorney or accountant retained by any of the foregoing), solicit, initiate any discussions or negotiations regarding, or furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, any proposal or offer from any such person or entity (including any agents or representatives thereof) relating to any acquisition of all or a portion of the Acquired Businesses (including any acquisition structured as a stock purchase, merger, consolidation or share exchange).

     8.21 Sales Taxes.  Any sales taxes resulting from the transactions
          -----------
contemplated hereby shall be borne by Buyer.

     8.22 Shared Space Arrangement.  Following the Closing Date and through
          ------------------------
February 29, 1996 (the "Period"), Astrosystems agrees that it shall permit Buyer to use the premises located at 6 Nevada Drive, Lake Success, New York (the "Premises") on the following terms and conditions:

          (a)  During the Period, Astrosystems agrees to:

               (i)  maintain telephone, heat, light and janitorial services;

               (ii) provide work space to all Transferred Employees in a manner consistent with that currently provided to them; and

               (iii) use its best efforts to retain the Astrosystems support staff employees listed on Schedule 8.22 attached hereto (the "Support Employees") (such best efforts obligation not to include the granting of any additional remuneration or other benefits).

               The Support Employees shall perform such services for the benefit of Buyer as are related to the department in which they are a member, as set forth on Schedule 8.22. Schedule 8.22 also reflects the weekly salary for each Support Employee as well as the anticipated percentage of time that each Support Employee shall perform services for the benefit of Buyer. Astrosystems' best efforts obligation as set forth above shall continue throughout the Period with regard to each Support Employee until such time as a particular Support Employee voluntarily leaves Astrosystems' employment or Astrosystems is notified by the

Buyer that retention of the particular Support Employee is no longer required.

          (b) In consideration for the foregoing, if Buyer elects to use the Premises, Buyer agrees as follows:

               (i) Buyer promptly will pay to Astrosystems the sum of $10,000 per week in advance for as long as any Transferred Employee uses the Premises. A proportionate amount thereof shall be due and payable for any partial week of use.

               (ii) Buyer promptly will reimburse Astrosystems for all direct pay of Support Employees and will, in addition, pay to Astrosystems a sum equal to 25% of all direct pay due. The parties acknowledge and agree that the percentages set forth on Schedule 8.22 are estimates only and, accordingly, shall not be determinative of the amount due from Buyer to Astrosystems hereunder. For the purpose of determining the amount due from Buyer hereunder, Astrosystems shall supply to Buyer on a weekly basis copies of the time cards of the Support Employees for the preceding week. Any time spent by Support Employees on matters not relating to either of the Acquired Businesses will be excluded from the calculation of amounts due.

               (iii) Buyer will be liable for and will pay all wages, payroll benefits, payroll taxes and other employment costs and obligations attributable to the employment of Transferred Employees.

               (iv) Buyer will vacate the Premises promptly upon expiration of the Period.

     8.23 Maintenance of Existence.  For a period of two years following the
          ------------------------
Closing Date, Astrosystems shall maintain its corporate existence in good standing. During such period, Astrosystems shall also maintain a net worth (computed on a non-liquidation basis) equal to no less than the Adjusted Purchase Price (it being acknowledged and agreed that, in calculating net worth, the Escrowed Amount, together with interest thereon, shall be a part thereof).

     8.24 Progress Payments.  Set forth on Schedule 8.24 attached hereto are all
          -----------------
progress payments heretofore received by either Seller with respect to any Contract assumed by Buyer pursuant to Section 3.1(a) hereof. Sellers and Buyer hereby agree that the Purchase Price shall be decreased, on a dollar-for-dollar basis, by the aggregate amount of such progress payments.

     8.25 Warranty Obligations.  For a period of one year following the Closing
          --------------------
Date, with respect to the fulfillment by Buyer of the warranty obligations being assumed by Buyer pursuant to Section 3.1(d) hereof, Sellers shall reimburse Buyer, within 10 business days following receipt of a written invoice from Buyer, for any materials at cost and for labor at the rate of $40 per hour, which are incurred by Buyer in connection with such warranty obligations. Buyer shall perform all warranty obligations in accordance with generally accepted commercial warranty practice.

     8.26  Orbit Guaranty.  Subject to Orbit's right to assert any defenses,
           --------------
counterclaims or setoffs which Buyer may have against Sellers, Orbit hereby unconditionally, absolutely and irrevocably guarantees to Sellers (the "Orbit Guaranty"), and their successors and assigns, the full and prompt payment, performance, satisfaction and discharge of each agreement, indebtedness, liability and obligation of Buyer (collectively, the "Buyer's Obligations") under this Agreement and the Escrow Agreement, including, without limitation, the following: (a) the payment of the Adjusted Purchase Price; (b) the payment, performance, satisfaction and discharge of Assumed Liabilities and any liabilities and obligations arising out of the Assumed Contracts; (c) the payment of any amounts due from Buyer to Astrosystems pursuant to Section 8.22 and Section 11.4 hereof; and (d) the payment of any amounts due from Buyer to Sellers as indemnification under this Agreement.

          Orbit guarantees that Buyer's Obligations will be paid and performed strictly in accordance with the terms and provisions of this Agreement. Nothing herein is intended to create any obligation or liability on the part of Orbit if no such obligation or liability exists on the part of Buyer. Nothing herein shall be construed to eliminate or adversely affect the availability to Orbit of any defenses, counterclaims or setoffs which Buyer may have against Sellers.

          Sellers, in their sole discretion, may proceed against Orbit in the first instance to collect or enforce any or all of Buyer's Obligations, without first proceeding against Buyer or resorting to any other remedies at the same or at different times, provided that Sellers will consent to the joinder of Buyer, at Orbit's or Buyer's request, in any action brought to enforce its right under the Orbit Guaranty. The liability of Orbit hereunder shall not be affected by an acceptance by Sellers of any security for, or other guarantees upon, any of Buyer's Obligations, or by an act, delay or omission of Sellers in enforcing Buyer's Obligations or right hereunder. This Orbit Guaranty is a continuing guaranty which may be enforced before, after or concurrently with proceeding against Buyer. This Orbit Guaranty is a guaranty of payment and performance and not of collectability and, except as herein provided, is in no way conditioned or contingent.

          Orbit hereby consents that Sellers, from time to time, before or after any default by Buyer, with or without any further notice to Orbit, may, without affecting the liability of Orbit, and upon such terms and conditions as Sellers may deem advisable: (1) extend in whole or in part (by renewal or otherwise), modify, accelerate, change or release any of Buyer's Obligations, or waive any default with respect thereto; or (2) settle or compromise any claim of Sellers against Buyer. Orbit hereby ratifies any such action, agrees that the same shall be binding upon Orbit and waives any defenses, counterclaims or offsets which Orbit may have by reason thereof, except such defenses, counterclaims and offsets as may be available to Buyer.

     8.27 Bridge Financing.   Between the date hereof and the Closing Date, the
          ----------------
parties agree to negotiate in good faith the terms and conditions of a 90-day bridge loan (the "Bridge Loan") of up to $500,000 from Astrosytems to Buyer, which Bridge Loan, if successfully negotiated, will be funded at the Closing. Any such Bridge Loan shall bear interest and shall be fully secured by certain assets of Orbit and Buyer. The rate of interest and the nature of the collateral shall be negotiated in good faith by the parties.

9.   Conditions to Closing.
     ---------------------

     9.1  Conditions Precedent to Obligations of Buyer and Orbit.  The
          ------------------------------------------------------
obligations of Buyer and Orbit to consummate the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by Buyer or Orbit):

          (a) all representations and warranties of Sellers and contained herein or in any list, certificate, document or statement furnished by Sellers to Buyer in connection with the negotiation, execution or performance of this Agreement shall, in each case, be true and correct in all material respects at and as of the Closing Date with the same effect as though those representations and warranties had been made at and as of that time;

          (b) Sellers shall have performed and complied with, in all material respects, all obligations and covenants required by this Agreement to be performed or complied with by any such party prior to or at the Closing;

          (c) Buyer shall have been furnished with a certificate from each Seller (dated the Closing Date and in form and substance reasonably satisfactory to Buyer) executed by the Chairman of the Board of Directors, the President or a Vice President of each Seller certifying to the fulfillment of the conditions specified in Sections 9.1(a) and 9.1(b) hereof;

          (d) Buyer shall have been furnished with an opinion of Certilman Balin Adler & Hyman, LLP, counsel to Sellers, in form and substance reasonably satisfactory to Buyer;

          (e) there shall be no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding which prohibits, restricts or delays consummation of the transactions contemplated by this Agreement; there shall be no pending lawsuit, claim or legal action relating to the transactions contemplated hereby which would materially adversely affect such transactions or Buyer or Orbit;

          (f) Buyer shall have received from Sellers copies of all Required Consents or Sellers shall confirm their agreement to act in accordance with
Section 8.10 hereof;

          (g) Buyer shall have received a copy of resolutions adopted by the Board of Directors and, if required, the shareholders, of each Seller authorizing the execution, delivery and performance of this Agreement by each such Seller, and a certificate of the Secretary or an Assistant Secretary of each Seller, dated the Closing Date, stating that such resolutions were duly adopted and are in full force and effect at such date and setting forth the incumbency of each person executing this Agreement or any other document delivered pursuant to this Agreement on behalf of each Seller;

          (h) Sellers shall have executed and delivered to Buyer a Bill of Sale in form and substance reasonably satisfactory to Buyer (the "Bill of Sale");

          (i)  each Seller shall have executed and delivered to Buyer an

Assignment of Intellectual Property in form and substance reasonably satisfactory to Buyer (the "Assignments of Intellectual Property");

          (j) subject to the provisions of Section 8.10 hereof, each Seller shall have executed and delivered to Buyer an Assignment of Contracts in form and substance reasonably satisfactory to Buyer (the "Assignments of Contracts");

          (k) Sellers shall deliver to Buyer evidence satisfactory to Buyer that all Liens (other than Permitted Liens) on the Assets have been cancelled, terminated and extinguished;

          (l) this Agreement and the transactions contemplated hereby as well as the Plan, shall have been approved and adopted by the affirmative vote of holders of the majority of all outstanding shares of Astrosystems entitled to vote for the transactions contemplated by this Agreement; and

          (m) Sellers shall have executed and delivered to Buyer and Orbit the Escrow Agreement.

     9.2  Conditions Precedent to Obligations of Sellers.  The obligations of
          ----------------------------------------------
Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by Sellers):

          (a) all representations and warranties of Buyer and Orbit to Sellers shall be true and correct in all material respects at and as of the Closing Date with the same effect as though those representations and warranties had been made at and as of that time;

          (b) Buyer and Orbit shall have performed, and complied in all material respects with, all obligations and covenants required by this Agreement to be performed or complied with by them, respectively, prior to or at the Closing;

          (c) Sellers shall have been furnished with certificates dated the Closing Date and in form and substance reasonably satisfactory to the Sellers executed by the Chairman of the Board of Directors, the President or a Vice President of each of Buyer and Orbit and certifying to the fulfillment of the conditions specified in Sections 9.2(a) and 9.2(b) hereof;

          (d) Sellers shall have been furnished with an opinion of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, counsel to Buyer and Orbit, in form and substance reasonably satisfactory to Sellers:

          (e) there shall be no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding which prohibits, restricts or delays consummation of the transactions contemplated by this Agreement; there shall be no pending lawsuit, claim or legal action relating to the transactions contemplated by this Agreement which would materially adversely affect such transactions or Sellers;

          (f)  Sellers shall have received a copy of resolutions adopted by the

Board of Directors of each of Buyer and Orbit authorizing the execution, delivery and performance of this Agreement by each of Buyer and Orbit, and a certificate of the Secretary or an Assistant Secretary of Buyer, dated the Closing Date, stating that such resolutions were duly adopted and are in full force and effect at such date, and setting forth the incumbency of each person executing this Agreement, or any other documents delivered pursuant to this Agreement on behalf of each of Buyer and Orbit;

          (g) Buyer shall have executed and delivered to Sellers an Assumption Agreement in form and substance reasonably acceptable to Sellers (the "Assumption Agreement");

          (h) this Agreement and the transactions contemplated hereby, as well as the Plan, shall have been approved and adopted by the affirmative vote of holders of a majority of all outstanding shares of Astrosystems entitled to vote for the transactions contemplated hereby;

          (i)  the Required Consents shall have been obtained; and

          (j) Buyer and Orbit shall have executed and delivered to Sellers the Escrow Agreement.

10.  Indemnification.
     ---------------

     10.1 Indemnification by Sellers.  Sellers shall jointly and severally
          ---------------------------
indemnify Buyer and hold it harmless at all times from and after the Closing Date against and in respect of any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, damages, losses, liabilities, taxes and deficiencies and penalties and interest thereon and costs and expenses, including reasonable attorneys' fees (collectively, "Losses") resulting from (a) any misrepresentation, breach of warranty, or nonfulfillment of any covenant or agreement of either Seller in this Agreement, or (b) the Excluded Liabilities.

     10.2 Indemnification by Buyer.
          ------------------------

          (a) Buyer shall indemnify Sellers and hold each of them harmless at all times from and after the Closing Date against and in respect of any and all Losses resulting from (i) any misrepresentation, breach of warranty or nonfulfillment of any covenant (including the provisions of Section 8.22 hereof) or agreement of Buyer in this Agreement, (ii) the Assumed Liabilities; or (iii) any Losses resulting from Buyer's actual use of the Premises during the Period and which were not caused by either Seller.

          (b) Orbit shall indemnify Sellers and hold each of them harmless at all times from and after the Closing Date against and in respect of any and all Losses resulting from any misrepresentation or breach of warranty in this Agreement.

     10.3 Period of Indemnity.  All representations and warranties of the
          -------------------
parties contained in this Agreement or in any document delivered pursuant to this Agreement, shall survive the execution and delivery of this Agreement and shall continue in full force and effect for two years after the Closing Date and thereafter shall terminate; provided, however, that if at the expiration of the appropriate period any claim for indemnification has been asserted but not fully determined, such period will be extended as to such claim until it is finally determined. All covenants or agreements which by their terms are to be performed after the Closing Date shall survive until fully discharged.

     10.4 Limitations.   No indemnity shall be payable to the Buyer with respect
          -----------
to any claim under Section 10.1(a), or to the Sellers with respect to any claim under Sections 10.2(a)(i) or 10.2(b), based upon, arising out of or otherwise in respect of any inaccuracies in or any breach of any representation or warranty
(i) with respect to any Loss of less than $2,500, and (ii) unless and until the aggregate of all Losses due from Buyer and Orbit or Sellers, as the case may be, exceed $50,000, at which point all Losses so due shall be paid in full by Sellers or Buyer and Orbit, as the case may be. In addition, the total indemnification to which Buyer shall be entitled under this Agreement shall be limited to an amount, in the aggregate, not to exceed the Adjusted Purchase Price.

     10.5 Notice to the Indemnitor.  Promptly after the assertion of any claim
          ------------------------
by a third party or occurrence of any event which may give rise to a claim for indemnification from an indemnitor (the "Indemnitor") under this Section, an indemnified party (the "Indemnified Party") shall notify the Indemnitor in writing of such claim (the "Claims Notice"). The Claims Notice shall describe the asserted liability in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnified Party. Failure by the Indemnified Party to give a Claims Notice to the Indemnitor in accordance with the provisions of this Section 10.5 shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor has been actually prejudiced by such failure.

     10.6 Rights of Parties to Settle or Defend.  The Indemnitor may elect to
          -------------------------------------
compromise or defend, at its own expense, by its own counsel and to the extent an election with respect to such compromise or defense is available to the Indemnified Party, any asserted liability. If the Indemnitor elects to compromise or defend such asserted liability, it shall within 30 calendar days (or sooner, if the nature of the asserted liability so requires) notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the expense of the Indemnitor, in the compromise of, or defense against, such asserted liability. If the Indemnitor elects to defend any claim, the Indemnified Party shall make available to the Indemnitor any books, records or other documents within its control that are necessary or appropriate for such defense. If the Indemnitor elects not to compromise or defend the asserted liability, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnified Party may pay, compromise or defend (at the expense of the Indemnitor) such asserted liability as the Indemnified Party considers appropriate. The parties agree to cooperate fully with one another in the defense, settlement or comprise of any asserted liability. Notwithstanding the foregoing, neither the Indemnitor nor the Indemnified Party may settle or compromise any claim over the objection of the other; provided that consent to
                                                      --------
settlement or compromise shall not be unreasonably withheld.  In any event, the

Indemnified Party and the Indemnitor may participate, at their own expense, in the defense of such asserted liability.

     10.7 Exclusive Remedies.  The parties hereto acknowledge that the indemnity
          ------------------
rights set forth in Article 10 and in Section 8.9 hereof are intended to be their exclusive monetary remedies in connection with this Agreement and the transactions contemplated hereby; provided that nothing in this Section 10.7
                                  --------
shall limit in any way the availability of specific performance, injunctive relief or other equitable remedies to which a party may otherwise be entitled.

11.  Termination.
     -----------

     11.1 Termination.  This Agreement may be terminated and the transactions
          -----------
contemplated herein may be abandoned (a) by mutual consent of Sellers and Buyer; or (b) by Sellers or Buyer by notice to the other parties if the Closing shall not have occurred on or before April 30, 1996, or (c) by Sellers if the conditions to the obligation of Buyer to consummate the transactions contemplated hereby, as set forth in Section 9.1, shall have been satisfied or waived and Buyer shall be unable or unwilling to close on the terms and conditions provided for in this Agreement on or before February 15, 1996.

     11.2 No Liabilities in Event of Termination.  In the event of any
          --------------------------------------
termination of this Agreement as provided in Section 11.1 above, this Agreement shall forthwith become wholly void and of no further force and effect, and, except as provided in Sections 11.3 and 11.4 hereof, there shall be no liability on the part of any of the parties hereto or their respective affiliates, officers or directors by reason of the execution hereof; provided that such termination shall not preclude any party from suing another party for material breach of any covenant or agreement contained in the last sentence of Section
8.2 hereof or in Section 8.5 hereof or the willful failure to consummate the transactions contemplated hereby.

     11.3 Lack of Shareholder Approval.  In the event that the transactions
          ----------------------------
contemplated hereby are not consummated due to Astrosystems' failure to obtain Shareholder Approval, Sellers shall reimburse Buyer for all legal, accounting and other expenses incurred by Buyer in connection with the preparation and negotiation of this Agreement and the transactions contemplated hereby. Buyer shall use its reasonable efforts to ensure that any such expenses are commercially reasonable. The foregoing shall not be deemed a limitation on the right of Buyer to recover damages for the breach of any provision of this Agreement.

     11.4 Failure of Buyer to Close.  In the event that (a) the conditions to
          -------------------------
the obligation of Buyer to consummate the transactions contemplated hereby, as set forth in Section 9.1, shall have been satisfied or waived and (b) the Closing shall not have occurred on or before April 10, 1996 due to the inability or unwillingness of Buyer to close on the terms and conditions provided for in this Agreement, Buyer shall reimburse Sellers for all legal, accounting and other expenses incurred by Sellers in connection with the preparation and negotiation of this Agreement and the transactions contemplated hereby. Sellers shall use its reasonable efforts to ensure that any such expenses are commercially reasonable. The foregoing shall not be deemed a limitation on the right of Sellers to recover damages for the breach of any provision of this Agreement.

12.  Miscellaneous.
     -------------

     12.1 Entire Agreement.  This Agreement (together with the Schedules hereto)
          ----------------
contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters. Notwithstanding the foregoing, the provisions of that certain confidentiality agreement, dated July 17, 1995, between Astrosystems and Orbit shall continue in full force and effect and all information and documents provided pursuant to this Agreement shall be covered by the terms of such confidentiality agreement.

     12.2 Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

     12.3 Headings.  The section headings of this Agreement are for reference
          --------
purposes only and are to be given no effect in the construction or interpretation of this Agreement.

     12.4 Notices.  All notices and other communications under this Agreement
          -------
shall be in writing and shall be deemed given when delivered personally, mailed by registered mail, return receipt requested, sent by recognized overnight delivery service or, to the extent receipt is confirmed, by telecopy, telefax, or other electronic transmission service to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

     If to Buyer or to Orbit, to such party in care of

               Orbit International Corp.
               80 Cabot Court
               Hauppauge, New York  11788
               Attention: Dennis Sunshine
               Telecopy No.: (516) 435-8458
               Confirmation No.: (516) 435-8300


     with a copy to:

               Squadron, Ellenoff, Plesent & Sheinfeld, LLP
               551 Fifth Avenue
               New York, New York  10176
               Attention:  Michael R. Kleinerman, Esq.
               Telecopy No.:  (212) 697-6686
               Confirmation No.:  (212) 661-6500

     If to Sellers, to:

               Astrosystems, Inc.
               6 Nevada Drive
               Lake Success, NY  11042
               Attention: Gilbert Steinberg
               Telecopy no.: (516) 328-1658
               Confirmation no.: (516) 328-1600

     with a copy to:

               Certilman Balin Adler & Hyman, LLP
               90 Merrick Avenue
               East Meadow, NY  11554
               Attention: Fred S. Skolnik, Esq.
               Telecopy no.: (516) 296-7111
               Confirmation no.: (516) 296-7000


     12.5 Separability.  If at any time any of the covenants or the provisions
          ------------
contained herein shall be deemed invalid or unenforceable by the laws of the jurisdiction wherein it is to be enforced, by reason of being vague or unreasonable as to duration, geographic scope, scope of activities restricted or for any other reason, such covenants or provisions shall be considered divisible as to such portion and such covenants or provisions shall become and be immediately amended and reformed to include only such covenants or provisions as are enforceable by the court or other body having jurisdiction of this Agreement; and the parties agree that such covenants or provisions, as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion had not been included herein.

     12.6 Amendment; Waiver.  No provision of this Agreement may be amended or
          -----------------
modified except by an instrument or instruments in writing signed by the parties hereto. Any party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provision hereof shall be construed as a waiver of any other provision. Any waiver must be in writing.

     12.7 Assignment and Binding Effect.  None of the parties hereto may assign
          -----------------------------
any of its or his rights or delegate any of its or his duties under this Agreement without the prior written consent of the others; provided, that Buyer may assign any of its rights or delegate any of its duties to any entity controlled by Buyer. Any such delegation shall not relieve Buyer of its obligations under this Agreement. All of the terms and provisions of this Agreement shall be binding on, and shall inure to the benefit of, the respective successors and permitted assigns of the parties.

     12.8 No Benefit to Others.  The representations, warranties, covenants and
          --------------------
agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

     12.9 Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, and each party thereto may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

     12.10     Arbitration.
               -----------

          (a) Except with regard to Section 4.2 hereof and any other matters that are not a proper subject of arbitration, all disputes between the parties hereto concerning the performance, breach, construction or interpretation of this Agreement or any portion thereof, or in any manner arising out of this Agreement or the performance thereof, shall be submitted to binding arbitration, in accordance with the rules of the American Arbitration Association, which arbitration shall be carried out in the manner hereinafter set forth.

          (b) Within twenty (20) days after written notice by one party to the other of its demand for arbitration, which demand shall set forth the name and address of its arbiter, the other party shall select its arbiter and so notify the demanding party. Within twenty (20) days thereafter, the two arbiters so selected shall select the third arbiter. The dispute shall be heard by the arbiters within sixty (60) days after selection of the third arbiter. The decision of the arbiters shall be rendered within thirty (30) days after the hearing. The decision of any two (2) arbiters shall be binding upon the parties. In default of either side naming its arbiter as aforesaid or in default of the selection of the said third arbiter as aforesaid, the American Arbitration Association shall designate such arbiter upon the application of either party. The arbitration proceeding shall take place at a mutually agreeable location.

          (c) A party who files a notice of demand for arbitration must assert in the demand all claims then known to that party on which arbitration is permitted to be demanded. When a party fails to include a claim through oversight, inadvertence or excusable neglect, or when a claim has matured or been acquired subsequently, the arbiters may permit amendment. No demand for arbitration shall be made after the date when institution of legal or equitable proceedings based on such claim would be barred by the applicable statute of limitations.

          (d) The award rendered by the arbiters shall be final, binding and conclusive, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of New York.

          (e) Each party shall pay its own expenses of arbitration, and the expenses of the arbiters and the arbitration proceeding shall be equally shared; provided, however, that, if, in the opinion of a majority of the arbiters, any claim or defense was unreasonable, the arbiters may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbiters and the arbitration proceeding against the party raising such unreasonable claim or defense.

     12.11     Schedules.  Any information, data or other disclosure given or
               ---------
made pursuant to a particular schedule to this Agreement shall be deemed given and made in each and every other schedule to this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Asset Purchase Agreement as of the date first above written.

                                   ASTROSYSTEMS, INC.


                                   By:  /s/ Seymour Barth
                                        -----------------------
                                        Name: Seymour Barth
                                        Title: President

                                   BEHLMAN ELECTRONICS, INC.


                                   By:  /s/ Seymour Barth
                                        -----------------------
                                        Name: Seymour Barth
                                        Title: President

                                   ORBIT INTERNATIONAL CORP.


                                   By:  /s/ Dennis Sunshine
                                        ------------------------
                                        Name: Dennis Sunshine
                                        Title: President

                                   CABOT COURT, INC.


                                   By:  /s/ Dennis Sunshine
                                        ------------------------
                                        Name: Dennis Sunshine
                                        Title: President



For Purposes of Section 8.14


/s/ Seymour Barth
-----------------------------
Seymour Barth


/s/ Elliot Bergman
-----------------------------
Elliot Bergman


/s/ Gilbert Steinberg
-----------------------------
Gilbert Steinberg

                               ASTROSYSTEMS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints SEYMOUR BARTH and ELLIOT J. BERGMAN as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Stock of Astrosystems, Inc. (the "Company") held of record by the undersigned at the close of business on December 5, 1995 at the Annual Meeting of Stockholders to be held on February 2, 1996 or any adjournment thereof.


  1. Proposal to approve the adoption of a Plan of Complete Liquidation and Dissolution.

                         FOR / /  AGAINST / /  ABSTAIN / /


  2. Proposal to approve the Asset Purchase Agreement dated as of January 11, 1996 among Cabot Court, Inc., Orbitsub International Corp., the Company and its wholly-owned subsidiary, Behlman Electronics, Inc.

                         FOR / /  AGAINST / /  ABSTAIN / /


  3. Election of Directors

      FOR all nominees listed below          WITHHOLD AUTHORITY to vote for all
        (except as marked to the               nominees listed below. / /
        contrary below). / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE SUCH NOMINEE'S NAME FROM THE LIST BELOW.)

      Seymour Barth           Gilbert H. Steinberg           Elliot J. Bergman
               Walter A. Steinberg              Elliot D. Spiro

  4. Proposal to ratify the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending June 30, 1996.

                         FOR / /  AGAINST / /  ABSTAIN / /

  5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                         (Continued and to be Signed on Reverse)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND IN FAVOR OF ANY PROPOSAL TO ADJOURN THE MEETING IN ORDER TO ALLOW THE COMPANY ADDITIONAL TIME TO OBTAIN SUFFICIENT PROXIES WITH REGARD THERETO.

                                                  Dated:                 , 1996

                                                      Please sign exactly as
                                                      name appears below. When
                                                      shares are held by joint
                                                      tenants, both should sign.
                                                      When signing as attorney,
                                                      executor, administrator,
                                                      trustee or guardian,
                                                      please give full title as
                                                      such. If a corporation,
                                                      please sign in full
                                                      corporate name by the
                                                      President or other
                                                      authorized officer. If a
                                                      partnership, please sign
                                                      in full partnership name
                                                      by authorized person.

                                                      ..........................
                                                              Signature

                                                      ..........................
                                                      Signature, if held jointly

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE